EXHIBIT 10.35





                 MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT

PARTIES

    This Agreement is by and between CIGNA HealthCare of Florida, Inc. ("CIGNA") and Medicon, Inc. d/b/a MEDICON, an Illinois Corporation ("Medicon") and is entered into as of the Effective Date.

PURPOSE

CIGNA recognizes the advantages of stabilizing and predicting costs through the use of a professional capitation program as well as ensuring the quality of medical care through the use of Utilization Management and Quality Management;

CIGNA contracts directly or indirectly with Payors, employers, individuals, insurers, sponsors and others to provide, insure, arrange for or administer the provision of health care services;

CIGNA contracts with physicians, hospitals and other health care practitioners and entities to provide, arrange for or administer, at predetermined rates, the delivery of such health care services;

Medicon establishes panels of providers by contracting with physicians, hospitals and other health care practitioners and entities using various payment methodologies specific to diagnostic imaging services, and Medicon and CIGNA wish to make such panels of providers and their reduced rates of payment available to Participants. Additionally, CIGNA desires to utilize Medicon's utilization review and medical quality management procedures and systems to enhance the quality of health care for its Participants; and

Florida Imaging Network, LLC ("FIN") is an entity formed to provide diagnostic imaging services for payor organizations. Medicon has designated FIN as the principal entity to provide certain specific radiologist and facility services pursuant to this Agreement, and Medicon and FIN have entered into an agreement which encompasses this intention.

In consideration of the mutual promises herein, the parties agree as follows:

I.    DEFINITIONS

Defined terms are set forth herein and in the Program Attachments.

CIGNA AFFILIATE means any direct or indirect subsidiary of CIGNA Corporation.








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COINSURANCE means a payment that a Participant is required to make to a
Participating Provider for Covered Services under a Service Agreement, which is generally calculated as a percentage of the contracted payment rate for such services or, if reimbursement is on a basis other than a fee-for-service amount, as a percentage of a CIGNA determined fee schedule or as a CIGNA determined percentage of actual billed charges.

COPAYMENT OR DEDUCTIBLE means a payment that a Participant is required to make to a Participating Provider under a Service Agreement, which is calculated as a fixed dollar payment.

COVERED SERVICES means those health care services provided to a Participant in accordance with a Service Agreement.

COVERED RADIOLOGY SERVICES means those diagnostic imaging services which are Covered Services and which are among the list of included services set forth in
Exhibit 1.

EMERGENCY means an illness or accident in which the onset of symptoms is both sudden and so severe as to require immediate medical or surgical treatment. This includes accidental injuries or medical emergencies of a life-threatening nature or when serious impairment of bodily functions would result if treatment were not rendered immediately.

MEDICALLY NECESSARY means services or supplies which, under the provisions of this Agreement, are determined, under Utilization Management, to be (i) appropriate and necessary for the symptoms, diagnosis or treatment of the medical condition; (ii) provided for diagnosis or direct care and treatment of the medical condition; (iii) within standards of good medical practice within the organized medical community; and (iv) not primarily for the convenience of
the Participant, the Participant's physician or another provider.    Except as
otherwise provided in a Service Agreement, Covered Services must be Medically Necessary.

PARTICIPANT means any individual, or eligible dependent of such individual, whether referred to as "Insured," "Subscriber," "Member," "Participant," "Enrollee", "Dependent" or otherwise, who is eligible for Covered Services pursuant to a Service Agreement.

PARTICIPATING HOSPITAL means a hospital that has a direct or indirect contractual agreement with CIGNA and to which a Participating Provider may admit Participants for care and treatment.

PARTICIPATING PROVIDER means a hospital, a physician or any other health care practitioner or entity that has a direct or indirect contractual arrangement with CIGNA to provide Covered Services and includes Represented Providers.








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PAYOR means CIGNA or such other entity which, pursuant to a Service Agreement, funds, administers, offers or insures Covered Services and which has agreed to act as Payor in accordance with this Agreement.

PROGRAM means the Health Maintenance Organization (HMO) or other types of health care or administrative services which are provided by or arranged by CIGNA or CIGNA Affiliates and which are specifically described in applicable Program Attachments.

QUALITY MANAGEMENT means the programs relating to the quality of Covered Services provided to Participants.

REPRESENTED PROVIDER means any hospital, institution, physician, individual practitioner or other health care professional a) who or which provides diagnostic imaging services; b) who or which is associated with or otherwise represented by Medicon; c) who or which is authorized by Medicon to provide services pursuant to this Agreement; d) who or which has completed a CIGNA Physician Application or Medicon Application approved by CIGNA and has satisfied applicable credentialing criteria; and e) who or which has agreed with Medicon to be subject to the requirements of this Agreement to the extent applicable to Represented Provider.

SERVICE AREA means the

SERVICE AGREEMENT means those agreements among CIGNA or a CIGNA Affiliate, and an employer, insurer, labor union, trust or other organization or entity, or an individual, that specifies services to be provided to or for the benefit of, or arranged for or paid to or for the benefit of Participants, and the terms and conditions under which those services are to be provided or paid.

UTILIZATION MANAGEMENT means the processes to review and determine whether certain health care services provided or to be provided to Participants are in accordance with CIGNA Programs.

II.  PARTIES OBLIGATIONS

A.   SERVICES

     1. Medicon, Represented Providers and CIGNA shall act in accordance with the terms of this Agreement and applicable Program Attachments. The parties to this Agreement agree to cooperate to the full extent reasonably required to carry out its terms. The rates set forth in this Agreement shall represent payment in full for all services provided to Participants pursuant to this Agreement.








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     2.   Represented Providers shall provide Covered Radiology Services with the same standard of care, skill and diligence customarily used by similar providers in the community in which such services are rendered. Represented Providers shall render Covered Radiology Services in the same manner, in accordance with the same standards, and with the same availability, as offered to other patients. Medicon and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, or source of payment.

     3. Medicon and Represented Providers shall be bound by and comply with the provisions of applicable state and federal laws and regulations as well as the credentialing and recredentialing requirements of the National Committee for Quality Assurance ("NCQA") or other appropriate accrediting bodies as reasonably designated by CIGNA such as JCAHO and
          AAAHC.    Medicon and its Represented Providers shall maintain all
          licenses and certifications required in order to perform the obligations set forth herein. Medicon and Represented Providers shall comply with the requirements of, and shall participate in, Utilization Management and Quality Management.

     4. Medicon shall establish and maintain a panel of hospitals, physicians and other health care professionals adequate in size, composition and distribution, as determined by CIGNA, subject to approval by Medicon, which approval shall not be unreasonably withheld, to accommodate the Covered Radiology Services required by Participants (the "Required Represented Provider Panel"). Medicon must secure binding agreements with the Required Represented Provider Panel to provide Covered Radiology Services pursuant to this Agreement prior to the Effective
          Date of this Agreement.    In the event that Medicon fails to do so,
          the Effective Date of this Agreement shall be delayed until such time as CIGNA is satisfied that Medicon has secured agreements with the Required Represented Provider Panel.

     5. Medicon agrees to update CIGNA on any additions to or terminations of Represented Providers as soon as possible, but no less frequently than monthly. In addition, in recognition of CIGNA's need to communicate changes in Represented Providers to Participants, Medicon shall not make any material changes in the size, composition, or location of its panel of Represented Providers without first providing sixty (60) days'












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          advance written notice to CIGNA. CIGNA agrees to inform Medicon of changes to Participating Providers within 60 days of CIGNA's knowledge of such changes.

     6. Medicon shall maintain or cause to be maintained agreements with each of its Represented Providers requiring Represented Providers to comply with all of the terms and conditions of this Agreement to the extent applicable. The form of Medicon's standard agreement with Represented Providers and any amendments thereto must be approved in advance by
          CIGNA.    Each of such agreements shall include, among other things, the following:

          a. a Participant hold harmless provision satisfactory to CIGNA which shall provide that, in no event, including but not limited to nonpayment by Medicon, Medicon's insolvency or breach of Medicon's agreement with the Represented Provider, shall Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants, CIGNA (if payments have been made to Medicon as required by this Agreement) or parties other than Medicon for Covered Radiology Services provided pursuant to this Agreement;

          b. a provision obligating Represented Providers to notify CIGNA immediately of material payment defaults by Medicon relating to services rendered hereunder;

          c. a provision obligating Represented Providers, in the event of such payment default by Medicon and at CIGNA's option, to continue rendering Covered Services hereunder so long as payments due Represented Providers for Covered Services rendered are made directly to Represented Providers by CIGNA and until 60 days after CIGNA's exercise of such option. Represented Providers shall agree that any such payments during such time period shall be made by CIGNA in accordance with Medicon's default fee schedule attached hereto as Exhibit 2; and

          d.   any other provisions required by applicable law or regulation.

          Upon request, Medicon shall make available to CIGNA and to any applicable regulatory authority a copy of each of its provider agreements with Represented Providers.










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     7.   Medicon agrees to provide assessment services for all Represented
          Providers. See Exhibit 3 for Medicon's Assessment Criteria.

     8. Medicon shall maintain a dedicated toll free telephone number staffed with trained personnel to answer questions from Payors, Participants, Participating Providers or CIGNA regarding any matters relating to the services rendered under this Agreement. Medicon shall make every reasonable effort to respond to all such inquiries and complaints within one business day of receipt unless an alternative agreement is reached between Medicon and CIGNA or the person(s) initiating the
          inquiry or complaint.     Medicon shall document the nature and
          resolution of all such inquiries and complaints in writing and make same available to CIGNA on a monthly basis.

     9. Medicon agrees to establish and deliver at no additional cost to CIGNA, and in formats and times acceptable to CIGNA and Medicon, training programs for Represented Providers, Represented Provider's office staff and CIGNA personnel to assist said Represented Providers and personnel in the implementation and management of programs and processes established pursuant to this Agreement, including, but not limited to, the processes for proper claim submission and billing.

     10. CIGNA shall be responsible for credentialing and recredentialing of all Represented Providers. Medicon and its Represented Providers shall cooperate with CIGNA's credentialing and recredentialing process and shall furnish all records necessary for such process. CIGNA shall have the right to exclude from Medicon's panel of Represented Providers any provider who or which, in CIGNA's judgment, does not meet CIGNA's credentialing criteria. CIGNA agrees not to exercise such right to exclude until after it has notified Medicon of its intent to exclude a provider from Medicon's panel of Represented Providers and the parties have conferred regarding the situation.

     11. CIGNA shall establish a system of Participant identification and identify Represented Providers to Payors and Participants.




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     12.  CIGNA agrees to provide to Medicon claims and eligibility information as reasonably required by Medicon in order to perform its obligations under this Agreement.

     13. CIGNA agrees to promptly respond to inquiries made to it by Medicon regarding any aspect of this Agreement and shall lend its assistance to Medicon in resolving any Represented Provider or Participant issues that may arise under this Agreement.

     14. CIGNA shall notify Medicon of intended Service Area expansion at least 60 days prior to anticipated expansion date. If terms and conditions are mutually agreed upon, the expanded service area will be included within the scope of this Agreement.

B.   COMPENSATION AND BILLING

     1.   Medicon shall receive payments for Covered Radiology Services as set
          forth in this Agreement. Compensation arrangements,    rates and
          Limitations on Billing Participants are set forth in applicable Program Attachments.

     2. Medicon and Represented Providers shall comply with the limitations on billing Participants as set forth in applicable Program Attachments.

     3. Medicon or Represented Provider may bill an individual directly for any services provided following the date the individual ceases to be a Participant. Payor has no obligation under this Agreement to pay for services rendered to individuals who no longer are Participants.

C.   RECORDS

     1.   CIGNA, Medicon and Represented Providers agree that clinical records
          of Participants and any other records containing    individually
          identifiable    information regarding Participants shall be regarded
          as confidential and each shall comply with all applicable federal and state laws and regulations regarding such records. This provision shall survive the termination of this Agreement.

     2. Medicon or Represented Providers shall maintain and furnish such records and documents as may be required by applicable laws and regulations. Medicon and Represented Providers shall cooperate with CIGNA to facilitate the information and record exchanges necessary for Quality Management, Utilization Management, peer review, or other






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          programs required for CIGNA's operations.

     3. Medicon and Represented Providers shall provide CIGNA, its designee and duly authorized third parties, including, but not limited to, applicable governmental regulatory agencies, including the Florida Department of Insurance, with reasonable access during regular business hours to specified clinical, medical and other records related to Covered Radiology Services rendered to Participants under this Agreement for the purpose of auditing and inspecting Medicon's compliance with its obligations under this Agreement and to determine
          compliance with Florida Rule 4-191.066 F.A.C.    This provision shall
          survive the termination of this Agreement.

D.   PARTICIPANT GRIEVANCE

     Medicon and its Represented Providers shall cooperate with CIGNA in the implementation of its Participant grievance procedure and shall assist
     CIGNA in taking appropriate corrective action.    Medicon and its
     Represented Providers shall comply with all final determinations made by CIGNA pursuant to such grievance procedure. CIGNA shall provide Medicon with copies of its grievance procedures and updates of the same on a timely basis.

E.   INSURANCE AND LIABILITY

     1. Throughout the term of this Agreement, Medicon shall maintain at Medicon's expense professional liability coverage in an amount equal to one million dollars per occurrence, three million dollars in the aggregate and in a form acceptable to CIGNA. Such coverage shall be in accordance with Florida Rule 4-191.069 F.A.C. Medicon shall require each Represented Provider to maintain such coverages in an amount equal to one million dollars per occurrence, three million dollars in the aggregate, or, in the event that the customary amount of such liability coverage maintained by similar providers in the community is less, in an amount equal to such customary amount, and in a form acceptable to CIGNA. Medicon or Represented Providers shall give CIGNA certificates of insurance evidencing the coverages described herein upon request. Medicon or Represented Providers shall give CIGNA thirty
          (30) days' prior written notice of cancellation, modification or termination of any such insurances. Medicon or Represented Providers shall give CIGNA prompt written notice of any claims against Medicon's or any of its Represented Providers' liability coverage.







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     2.   Medicon or Represented Providers shall notify CIGNA immediately upon receipt of notice of the initiation of any complaint, inquiry, investigation, or review with or by any licensing or regulatory authority, peer review organization, hospital committee, or other committee, organization or body which reviews quality of medical care which complaint, inquiry, investigation, or review directly or indirectly, evaluates or focuses on the quality of care provided by Medicon or its Represented Providers either in any specific instance or in general.

      3. Neither party hereto shall be liable for defending or for the expense of defending the other party, its agent, or employees, against any claim, legal action, dispute resolution or administrative or regulatory proceeding arising out of or related to such other party's actions or omissions under this Agreement. Neither party hereto shall be liable for any liability of the other party, its agents, or employees, whether resulting from judgment, settlement, award, fine or otherwise, which arises out of such other party's actions or omissions under this Agreement.

F.   INDEMNIFICATION

     Each party agrees to indemnify, defend and hold harmless the other, its agents and employees from and against any and all liability or expense, including defense costs and legal fees, incurred in connection with claims for damages of any nature, including but not limited to bodily injury, death, personal injury, property damage, or other damages arising from the performance or failure to perform its obligations under this Agreement, unless it is determined that the liability was the direct consequence of negligence or willful misconduct on the part of the other party, its agents
     or employees.    This provision shall survive the termination of this
     Agreement.

G.    INSPECTIONS

     Upon reasonable notice and at reasonable hours, CIGNA or its agents may inspect Medicon's or Represented Providers' premises and operations to ensure that they are adequate to meet Participants' needs. CIGNA shall inform Medicon as to the results or findings from any such inspection.








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H.   REPRESENTATIONS

      1. Medicon represents and warrants that only Represented Providers will be allowed to provide Covered Radiology Services, unless otherwise authorized by CIGNA.

      2. Medicon represents and warrants that it is authorized to act on behalf of its Represented Providers with respect to all matters within the scope of this Agreement and will provide evidence of authority upon request.

      3. Medicon will provide evidence of Represented Providers' agreement to abide by the terms of this Agreement upon request.

      4. CIGNA makes no representations or guarantees concerning the number of Participants it can or will refer to Medicon under this Agreement.

I.   CONFIDENTIALITY

     The parties agree to execute and to abide by the terms and conditions of the Confidentiality Agreement set forth in Exhibit 4.

J.   PERFORMANCE GUARANTEES

     Medicon agrees to perform its obligations under this Agreement in accordance with the standards set forth in Exhibit 5. In the event Medicon fails to achieve a performance standard set forth in Exhibit 5, the amounts due Medicon as set forth in the Program Attachments of this Agreement shall be reduced in accordance with the formula set forth in Exhibit 5.

K.   BEST RATE GUARANTEE









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III. MISCELLANEOUS OBLIGATIONS

A.   INDEPENDENT CONTRACTOR RELATIONSHIP

     1. This Agreement is not intended to create nor shall be construed to create any relationship between CIGNA and Medicon other than that of independent entities contracting for the purpose of effecting
          provisions of this Agreement.     Neither party nor any of their
          representatives shall be construed to be the agent, employer, employee or representative of the other.

      2. Nothing in this Agreement, including the participation of Medicon and its Represented Providers in the Quality Management and Utilization Management process, shall be construed to interfere with or in any way affect any Represented Provider's obligation to exercise independent medical judgment in rendering health care services to Participants.

B.   TERM OF AGREEMENT

     This Agreement shall begin on the Effective Date and shall continue from year to year thereafter, unless terminated as set forth below.

C.   TERMINATION

     1.   For Cause. Medicon or CIGNA may terminate this Agreement at any time
          ---------
          for cause. Cause for termination includes, but is not limited to, the following:

          a. Material failure of CIGNA to make required compensation payments to Medicon.

          b. Failure of CIGNA to maintain licenses or certifications required to operate in conformity with this Agreement.

          c. Any material change or alteration by CIGNA of CIGNA Programs which has a material adverse effect on Medicon if such change or alteration is unacceptable to Medicon, providing that Medicon gives CIGNA notice of rejection of such change or alteration within thirty (30) days of receipt by Medicon of CIGNA's notice concerning the change or









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               alteration.

          d. Habitual neglect or continued failure by either party to perform its duties under this Agreement.

          e.   Insolvency of either party.

          f.   Material breach of this Agreement by either party.

          g. Failure by Medicon to maintain licenses required to perform Medicon's duties under this Agreement, or to comply with applicable laws and regulations.

          h. Any material misrepresentation or falsification of any information submitted by Medicon to CIGNA or by CIGNA to Medicon.

          i. Commission or omission of any act or any conduct for which Medicon's license or certification is subject to revocation or suspension, or if Medicon is otherwise disciplined by any licensing, regulatory, professional entity or any professional organization with jurisdiction over Medicon.

          j. Failure of Medicon to maintain required liability coverage protection.

          k. Commission or omission of any act or conduct by Medicon which is detrimental to a Participant's health or safety.

          l. Failure to maintain contracts with the Required Represented Provider Panel.

          m. Enactment of state or federal legislation which renders this Agreement illegal or which significantly decreases the beneficial value of continuing this Agreement to either party.

          n.   Default by Medicon under its obligations to its major lender.

               Termination for cause shall be upon sixty (60) days' prior written notice by the terminating party, and the other party shall have said sixty (60) days to correct or cure the cause for termination. Should the cause for termination not be cured within the sixty (60) day period, this Agreement shall terminate immediately.

              In the event that Medicon terminates this Agreement

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               for cause pursuant to the above provision, Medicon shall also provide sixty (60) days' prior written notice to the Florida Department of Insurance as required by Section 641.315(6) of the
               Florida Insurance Laws.     Sixty (60) days' notice is required
               even in the event of non-payment by CIGNA.

     2.   Without Cause. Commencing one year after the Effective      Date of
          -------------
          this Agreement, this Agreement may be terminated at any time without cause or prejudice upon one hundred eighty (180) days' prior written notice by either party. Medicon shall provide sixty (60) days' advance written notice of termination pursuant to this provision to the Florida Department of Insurance as required under Section 641.315(6) of the Florida Insurance Laws.

     3.   Termination of Individual Program Attachments.  Program Attachments
          ---------------------------------------------
          may be terminated individually by amendment as provided in Section
          III. H. of this Agreement. Termination of any individual Program Attachment will not have the effect of terminating the entire Agreement and all remaining Sections and Program Attachments of the Agreement will remain in full force.

     4.   Termination of Individual Represented Providers.
          ------------------------------------------------
          Upon request by CIGNA and after good cause shown, Medicon shall prohibit a Represented Provider from continuing to provide services to Participants under this Agreement. Good cause shown shall include, but shall not be limited to, 1) failure of Represented Provider to maintain licenses to perform under this Agreement or to comply with applicable laws or regulations, 2) failure to maintain required liability coverage protection, 3) commission or omission of any act or any conduct for which Represented Provider's license or certification may be subject to revocation or suspension or if Represented Provider has been otherwise disciplined by any licensing, regulatory, professional entity or any professional organization with jurisdiction over Represented Provider or 4) Represented Provider's commission or omission of any act or conduct which is detrimental to Participant's health or safety. Medicon shall take such action within 30 days of the receipt of CIGNA's request, unless CIGNA requests immediate action by Medicon based upon reasonable concerns regarding the health or safety of Participants.

     5.   Termination for Nonpayment of Represented Providers by Medicon.
          --------------------------------------------------------------
          Medicon shall notify CIGNA immediately in the event that Medicon is materially in default of its



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          payment obligations with respect to Represented Providers with respect to services rendered hereunder. If Medicon fails to cure such default within 20 days of the default, CIGNA may elect to terminate this Agreement effective 60 days from the date of CIGNA's election to
          terminate pursuant to this provision.    During the time between
          CIGNA's election to terminate and the effective date of termination, CIGNA may elect to direct any and all payments due Medicon hereunder directly to Represented Providers. Such payments shall be made in accordance with Medicon's default fee schedule attached hereto as
          Exhibit 2, and CIGNA's payment obligations to Medicon hereunder shall be reduced to the extent of such payments. Any changes to the fee schedule set forth in Exhibit 2 may only be made pursuant to the Amendment provisions of this Agreement.

     6.   Termination by Florida Insurance Department.      In accordance with
          -------------------------------------------
          Section 641.234(3) of the Florida Insurance Laws, this Agreement may be terminated by an order of the Florida Insurance Department if it determines that the compensations paid under this Agreement are unreasonably high.

D.   RIGHTS AND OBLIGATIONS UPON TERMINATION.

     Upon termination of this Agreement for any reason, the rights of each party hereunder shall terminate, except as otherwise provided in this Agreement, including any Program Attachment to this Agreement. Any such termination, however, shall not release Medicon, Represented Providers or CIGNA from obligations under this Agreement prior to the effective date of termination.

E.   ASSIGNMENT AND DELEGATION OF DUTIES.

     Neither CIGNA nor Medicon may assign duties, rights or interests under this Agreement unless the other party shall so approve by written consent, provided, however, that any reference to CIGNA herein shall include any successor in interest and that CIGNA may assign its duties, rights and interests under this Agreement in whole or in part to a CIGNA Affiliate or may delegate any and all of its duties in the ordinary course of business. The parties confirm that Medicon has contracted with FIN for provision of certain services pursuant to this Agreement.


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F.   USE OF NAME

     Medicon agrees that Medicon and its Represented Providers' names, office telephone numbers, addresses, specialties, board certifications and hospital affiliations may be included in literature distributed to existing or potential Participants, Participating Providers and Payors. Medicon's use of CIGNA's name or CIGNA Affiliate's name, or any other use of Medicon's or its Represented Providers' names by CIGNA shall be upon prior written approval or as the parties may agree.

G.   INTERPRETATION

     The validity, enforceability and interpretation of this Agreement shall be governed by any applicable federal law and by the applicable laws of the state in which Medicon and its Represented Providers are licensed and have rendered Covered Radiology Services.

H.   AMENDMENT

     1. CIGNA may amend this Agreement and Program Attachments by providing prior written notice to Medicon. Failure of Medicon to object in writing to any such proposed amendment within thirty (30) days following receipt of notice shall constitute Medicon's acceptance thereof. Notification to CIGNA of rejection of any proposed amendment means that this Agreement shall remain in force without the proposed amendment.

     2. In the event that state or federal law or regulation should change, alter or modify the present services, levels of payments to CIGNA, standards of eligibility of Participants, or any operations of CIGNA, such that the terms, benefits and conditions of this Agreement must be changed accordingly, then upon notice from CIGNA, Medicon shall continue to perform services under this Agreement as modified.

     3. Except as provided above, amendments to this Agreement shall be agreed to in advance in writing by CIGNA and Medicon.

I.   PROGRAM ATTACHMENTS

     The Program Attachments hereto are a part of this Agreement and their terms shall supersede those of other parts of this Agreement in the event of a conflict.



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J.   ENTIRE CONTRACT

     This Agreement together with all Program Attachments contains all the terms and conditions agreed upon by the parties, and supersedes all other agreements, express or implied, regarding the subject matter.

K.   NOTICE

     Any notice required hereunder shall be in writing and shall be sent by United States certified mail, postage prepaid, to CIGNA and Medicon at the addresses set forth below.

L.   ENFORCEABILITY AND WAIVER

     The invalidity and nonenforceability of any term or provision of this Agreement shall in no way affect the validity or enforceability of any other term or provision. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

M.   REGULATORY APPROVAL

     In the event that CIGNA has not been licensed or has not received any applicable regulatory approval for use of this Agreement prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent. In such event, the Agreement shall become effective on the date that such regulatory approval is obtained. If CIGNA is unable to obtain such licensure or approval after due diligence, CIGNA shall notify Medicon and both parties shall be released from any liability under this Agreement; provided however, that if such licensure or approval is obtained upon the condition of CIGNA's amendment of this Agreement, then this Agreement shall continue and CIGNA shall amend pursuant to Section III.H.

N.   DISPUTE RESOLUTION

     1.   The parties agree to meet and confer in good faith to resolve any
          problems or disputes that may arise under this Agreement.    If
          Medicon is unsatisfied with the resolution of the problem or dispute, Medicon shall submit the problem or dispute to CIGNA in accordance with CIGNA's internal provider appeals process.

     2. If the dispute is not resolved through the aforementioned process and to the extent permitted by law, the matter in controversy shall be submitted either to a dispute resolution entity, or to a single arbitrator selected by the American Arbitration Association, as the parties shall agree within 60 days of the last attempted resolution. If the matter is submitted to arbitration, it shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association and shall be held in the jurisdiction of Medicon's domicile. Both parties expressly covenant and agree to be bound by the decision of the dispute resolution entity or arbitrator as final determination of the matter in dispute. Each party shall assume its own costs, but shall share the cost of the resolution entity equally. Judgment upon the award rendered by the resolution entity may be entered in any court having jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the EFFECTIVE DATE.

EFFECTIVE DATE:              CIGNA HealthCare of Florida, Inc.


February 1, 1996
                                   By:
                                      -----------------------------------------
                                   Title: Vice President and Executive Director
                                         --------------------------------------
                                          5404 Cypress Couten Dr.
                                         --------------------------------------
                                          Tampa, FL  33609
                                         --------------------------------------
                                         Address


                                         Medicon, Inc.


Date: 11/28/95

                                         By: Lawrence Rubenstein
                                         --------------------------------------
                                             Signature

                                         Title: General Counsel
                                                -------------------------------
                                         40 Skokie Blvd., Suite 500
                                         --------------------------------------
                                         Northbrook, IL  60062
                                         --------------------------------------
                                         36-3692630
                                         --------------------------------------
                                         Federal Tax Identification Number

EXHIBITS:
Exhibit 1 -    Included Diagnostic Imaging Services
Exhibit 2 -    Medicon Fee Schedule
Exhibit 3 -    Assessment Criteria
Exhibit 4 -    Confidentiality Agreement
Exhibit 5 -    Performance Guarantees

PROGRAM ATTACHMENTS
HMO Program Attachment - Capitated
EXHIBIT A - Rates
EXHIBIT B - Medicon Claims Payment Responsibility
EXHIBIT C - Utilization Management Requirements
EXHIBIT D - New Technologies
EXHIBIT E - Responsibility Grid

                                    EXHIBIT 1
                 MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                      INCLUDED DIAGNOSTIC IMAGING SERVICES

The services listed on the attached pages are specifically included within the scope of this Agreement and are described in terms of their currently applicable codes in the 1995 Physicians' Current Procedural Terminology ("CPT") system. The specific CPT codes listed below are included only for guidance in the description of included services, which codes will be subject to automatic revision to reflect any subsequent revisions in the CPT system.

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)





Covered Services for Standard and Point-of-Service Business Participants will include payment for both the technical and professional services performed in an outpatient setting.

For services performed at CIGNA Staff Sites, in-Patient, Emergency Room, Pre-Admission Testing, Ambulatory Surgery and 23 Hour Admission and Observation, the program will pay providers for the professional component of the covered service.




                              ASSOCIATED PROCEDURES

          Any technical services provided in conjunction with a covered study are not billable to the health plan. These associated charges, when performed by a radiologist, are considered to be covered by the MEDICON program (eg. cystography 74430; injection procedure for cystography 51600 is covered).

19030     Injection procedure only for mammary ductogram or galactogram
19290     Preoperative placement of needle localization wire, breast
19291 Preoperative placement of needle localization wire, breast; each additional lesion
20501     Injection of sinus tract; diagnostic (sinogram)
21116     Injection procedure for temporomandibular joint arthrography
23350     Injection procedure for shoulder arthrography
24220     Injection procedure for elbow arthrography
25246     Injection procedure for wrist arthrography
27093     Injection procedure for hip arthrography; without anesthesia
27095     Injection procedure for hip arthrography; with anesthesia
27370     Injection procedure for knee arthrography
27648     Injection procedure for ankle arthrography
31656 Bronchoscopy; with injection of contrast material for segmental bronchography (fiberscope only)
31708 Instillation of contrast material for laryngography or bronchography, without catheterization
31710 Catheterization for bronchography, with or without instillation of contrast material
31715     Transtracheal injection for bronchography
36005 Injection procedure for contrast venography (including introduction of needle or intracatheter)
36010     Introduction of catheter, superior or inferior vena cava
36011 Selective catheter placement, venous system; first order branch (e.g. renal vein, jugular vein)
36012 Selective catheter placement, venous system; second order, or more selective, branch (e.g. left adrenal vein, petrosal sinus)
36013     Introduction of catheter, right heart or main pulmonary artery
36014     Selective catheter placement, left or right pulmonary artery
36015     Selective cather placement, segmental or subsegmental pulmonary artery
36100     Introduction of needle or intracatheter, carotid or vertebral artery
36120     Introduction of needle or intracatheter; retrograde brachial artery
36140     Introduction of needle or intracatheter; extremity artery
36145     Introduction of needle or intracatheter;

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          arteriovenous shunt created for dialysis (cannula, fistula, or graft)
36150     Introduction of needle or intracatheter, aortic, translumbar
36200     Introduction of catheter, aorta
36215 Selective catheter placement, arterial system; each first order thoracic or brachiocephalic branch, within a vascular family
36216 Selective catheter placement, arterial system; initial second order thoracic or brachiocephalic branch, within a vascular family
36217 Selective catheter placement, arterial system; initial third order or more selective thoracic or brachiocephalic branch, within a vascular family
36218 Selective catheter placement, arterial system; additional second order, third order, and beyond, thoracic or brachiocephalic branch, within a vascular family (use in addition to 36216 or 36217 as appropriate)
36245 Selective catheter placement, arterial system; each first order abdominal, pelvic or lower extremity artery branch, within a vascular family
36246 Selective catheter placement, arterial system; initial second order abdominal, pelvic or lower extremity artery branch, within a vascular family
36247 Selective catheter placement, arterial system; initial third order or more selective abdominal, pelvic or lower extremity artery branch, within a vascular family
36248 Selective catheter placement, arterial system; additional second order, third order, and beyond, abdominal, pelvic, or lower extremity artery branch, within a vascular family (use in addition to 36246 or 36247 as appropriate)
36400     Venipuncture, under age 3 years; femoral, jugular or sagittal sinus
36405     Venipuncture, under age 3 years; scalp vein
36406     Venipuncture, under age 3 years; other vein
36410 Venipuncture, child over age 3 years or adult, necessitating physician's skill (separate procedure), for diagnostic or therapeutic purposes. Not to be used for routine venipuncture.
36415     Routine venipuncture or finger/heel/ear stick for collection of specimen(s)
36500     Venous catherization for selective organ blood sampling
38200     Injection procedure for splenoportography
38790     Injection procedure for lymphangiography
42550     Injection procedure for sialography
47500     Injection procedure for percutaneous transhepetic cholangiography
47630 Biliary duct stone extraction, percutaneous via T-tube tract, basket or anara (eg. Burhanne technique)
50390     Aspiration and/or injection of renal cyst or pelvis by needle, percutaneous
50394 Injection procedure for pyelography (as nephrostogram, pyelostogram, antegrade pyeloureterograms) through nephrostomy or pyelostomy tube, or indwelling ureteral catheter
50684 Injection procedure for ureterography or ureteropralography through ureterostomy or indwelling ureteral catheter
50690     Injection procedure for visualization of ileal conduit and/or

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          ureteropyalography, exclusive of radiologic service
50959 Ureteral endoscopy through established ureteropyelography, with or without irrigation, instillation, or ureteropyelography, exclusive of radiologic service; with insertion of radioactive substance, with or without biopsy and/or fulguration (not including provision of material)
51600     Injection procedure for cystography or voiding urethrocystography
51605 Injection procedure and placement of chain for contrast and/or chain urethrocystography
51610     Injection procedure for retrograde urethrocystography
54230     Injection procedure for corpora cavernosography
55300 Vasotomy for vasograms, seminal vesiculograms, or apididymograms, unilateral or bilateral
58340     Injection procedure for hysterossipingography
61055 Cisternal or lateral cervical (C1-C2) puncture; with injection of drug or other substance for diagnosis or treatment (e.g. C1-C2)
62270     Spinal puncture, lumbar, diagnostic
62284 Injection procedure for myelography and/or computerized axial tomography, spinal (other than C1-C2 and posterior fossa)
62290     Injection procedure for diskography, each level; lumbar
62291     Injection procedure for diskography, each level; cervical
68850     Injection of contrast medium for dacryocystography

                                 7000 SERIES
                             DIAGNOSTIC RADIOLOGY

          HEAD AND NECK
70010     Myelography, posterior foss, radiological supervision and
          interpretation
70015 Cisternography, positive contrast, radiological supervision and interpretation
70030     Radiologic examination, eye, for detection of foreign body
70100     Radiologic examination, mandible; partial, less than four views
70110     Radiologic examination, mandible; complete, minimum of four views
70120     Radiologic examination, mastoids; less than three views per side
70130     Radiologic examination, mastoids; complete, minimum of three views per side
70134     Radiologic examination, internal auditory meati; complete
70140     Radiologic examination, facial bones; less than three views
70150     Radiologic examination, facial bones; complete, minimum of three views
70160     Radiologic examination, nasal bones, complete, minimum of three views
70170 Dacryocystography, nasolacrimal duct, radiological supervision and interpretation
70190     Radiologic examination; optic foramina
70200     Radiologic examination; orbits, complete, minimum of four views
70210     Radiologic examination, sinuses, paranasal, less than three views
70220     Radiologic examination, sinuses, paranasal, complete, minimum of three

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          views
70240     Radiologic examination, sella turcica
70250     Radiologic examination, skull; less than four views, with or without stereo
70260 Radiologic examination, skull; complete, minimum of four views, with or without stereo
70300     Radiologic examination, teeth; single view
70310     Radiologic examination, teeth; partial examination, less than full mouth
70320     Radiologic examination, teeth; complete, full mouth
70328 Radiologic examination, temporomandibular joint, open and closed mouth; unilateral
70330 Radiologic examination, temporomandibular joint, open and closed mouth; bilateral
70332 Temporomandibular joint arthrography, radiological supervision and interpretation
70336     Magnetic resonance (eg. proton) imaging, temporomandibular joint
70350     Cephalogram, orthodontic
70355     Orthopantogram
70360     Radiologic examination; neck, soft tissue
70370 Radiologic examination; pharynx or larynx, including fluoroscopy and/or magnification technique
70371     Complex dynamic pharyngeal and speech evaluation by cine or video recording
70373     Laryngography, contrast, radiological supervision and interpretation
70380     Radiologic examination, salivary gland for calculus
70390     Sialography, radiological supervision and interpretation
70450 Computerized axial tomography, head or brain; without contrast material
70460 Computerized axial tomography, head or brain; without contrast material(s)
70470 Computerized axial tomography, head or brain; without contrast material, followed by contrast material(s) and further sections
70480 Computerized axial tomography, orbit, sella, or posterior fossa or outer, middle, or inner ear; without contrast material
70481 Computerized axial tomography, orbit, sella, or posterior fossa or outer, middle, or inner ear; with contrast material(s)
70482 Computerized axial tomography, orbit, sella, or posterior fossa or outer, middle, or inner ear; without contrast material, followed by contrast material(s) and further sections
70486 Computerized axial tomography, maxillofacial area; without contrast material
70487 Computerized axial tomography, maxillofacial area; with contrast material(s)
70488 Computerized axial tomography, maxillofacial area; without contrast material, followed by contrast material(s) and further sections
70490 Computerized axial tomography, soft tissue neck; without contrast material

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


70491     Computerized axial tomography, soft tissue neck; with contrast material(s)
70492 Computerized axial tomography, soft tissue neck; without contrast material followed by contrast material(s) and further sections
70540     Magnetic resonance (eg. proton) imaging, orbit, face and neck)
70551 Magnetic resonance (eg. proton) imaging, brain (including brain stem); without contrast material
70552 Magnetic resonance (eg. proton) imaging, brain (including brain stem); with contrast material(s)
70553 Magnetic resonance (eg. proton) imaging, brain (including brain stem); without contrast material, followed by contrast material(s) and further sequences

          CHEST
71010     Radiologic examination, chest single view, frontal
71015     Radiologic examination, chest; stereo, frontal
71020     Radiologic examination, chest, two views, frontal and lateral;
71021 Radiologic examination, chest, two views, frontal and lateral; with apical lordotic procedure
71022 Radiologic examination, chest, two views, frontal and lateral; with oblique projections
71023 Radiologic examination, chest, two views, frontal and lateral; with fluoroscopy
71030     Radiologic examination, chest, complete, minimum of four views;
71034 Radiologic examination, chest, complete, minimum of four views; with fluoroscopy
71035 Radiologic examination, chest, special views (eg. lateral decubitus, Bucky studies)
71036 Needle biopsy of intrathoracic lesion, including follow-up films, fluoroscopic localization only, radiological supervision and interpretation
71038     Fluoroscopic localization for transbronchial biopsy or brushing
71040     Bronchography, unilateral, radiological supervision and interpretation
71060     Bronchography, bilateral, radiological supervision and interpretation
71090 Insertion pacemaker, fluoroscopy and radiography, radiological supervision and interpretation
71100     Radiologic examination, ribs, unilateral; two views
71101 Radiologic examination, ribs, unilateral; including posteranterior chest, minimum of three views
71110     Radiologic examination, ribs; bilateral; three views
71111 Radiologic examination, ribs, bilateral; including posteroanterior chest, minimum of four views
71120     Radiological examination; sternum, minimum of two views
71130     Radiological examination; sternoclavicular joint or joints, minimum of three views
71250     Computerized axial tomography, thorax; without contrast material
71260     Computerized axial tomography, thorax; with contrast material(s)

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


71270 Computerized axial tomography, thorax; without contrast material, followed by contrast material(s) and further sections
71550 Magnetic resonance (eg. proton) imaging, chest (eg. for evaluation of hilar and mediastinal lymphadenopathy)

          SPINE AND PELVIS
72010 Radiologic examination, spine, entire, survey study, anteroposterior and lateral
72020     Radiologic examination, spine, single view, specify level
72040     Radiologic examination, spine, cervical; anteroposterior and lateral
72050     Radiologic examination, spine, cervical; minimum of four views
72052 Radiologic examination, spine, cervial; complete, including oblique and flexion and/or extension studies
72069     Radiologic examination, spine, thoracolumbar, standing (scoliosis)
72070     Radiologic examination, spine; thoracic, anteroposterior and lateral
72072 Radiologic examination, spine; thoracic, anteroposterior and lateral, including swimmer's view of the corvicothoracic junction
72074 Radiologic examination, spine; thoracic, complete, including obliques, minimum of four views
72080     Radiologic examination, spine; thoracolumbar, anteroposterior and lateral
72090 Radiologic examination, spine; scoliosis study, including supine and erect studies
72100     Radiologic examination, spine, lumbosacral; anteroposterior and lateral
72110     Radiologic examination, spine, lumbosacral; complete, with oblique view
72114 Radiologic examination, spine, lumbasacral; complete, including bending views
72120 Radiologic examination, spine, lumbosacral, bending views only, minimum of four views
72125     Computerized axial tomography, cervical spine; without contrast material
72126     Computerized axial tomography, cervical spine; with contrast material
72127 Computerized axial tomography, cervical spine; without contrast material, followed by contrast material(s) and further sections
72128     Computerized axial tomography, thoracic spine; without contrast material
72129     Computerized axial tomography, thoracic spine; with contrast material
72130 Computerized axial tomography, thoracic spine; without contrast material, followed by contrast material(s) and further sections
72131     Computerized axial tomography, lumbar spine; without contrast material
72132     Computerized axial tomography, lumbar spine; with contrast material
72133     Computerized axial tomography, lumbar spine;

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          without contrast material, followed by contrast material(s) and further sections
72141 Magnetic resonance (eg. proton) imaging, spinal canal and contents cervical; without contrast material
72142 Magnetic resonance (eg. proton) imaging, spinal canal and contents, cervical; with contrast material(s)
72146 Magnetic resonance (eg. proton) imaging, spinal canal and contents, thoracic; without contrast material
72147 Magnetic resonance (eg. proton) imaging, spinal canal and contents, thoracic; with contrast material(s)
72148 Magnetic resonance (eg. proton) imaging, spinal canal and contents, lumbar; without contrast material
72149 Magnetic resonance (eg. proton) imaging, spinal canal and contents, lumbar; with contrast material(s)
72156 Magnetic resonance (eg. proton) imaging, spinal canal and contents, without contrast material, followed by contrast material(s) and further sequences; cervical
72157 Magnetic resonance (eg. proton) imaging, spinal canal and contents, without contrast material, followed by contrast material(s) and further sequences; thoracic
72158 Magnetic resonance (eg. proton) imaging, spinal canal and contents, without contrast material, followed by contrast material(s) and further sequences; lumbar
72170     Rediologic examination, pelvis; anteroposterior only
72190     Radiologic examination, pelvis; complete, minimum of three views
72192     Computerized axial tomography, pelvis; without contrast material
72193     Computerized axial tomography, pelvis; with contrast material(s)
72194 Computerized axial tomography, pelvis; without contrast material, followed by contrast material(s) and further sections
72198     Magnetic resonance (eg. proton) imaging, pelvis
72200     Radiologic examination, sacroiliac joints; less than three views
72202     Radiologic examination, sacroiliac joints; three or more views
72220     Radiologic examination, sacrum and coccyx, minimum of two views
72240     Myelography, cervical, radiological supervision and interpretation
72255     Myelography, thoracic, radiological supervision and interpretation
72265     Myelography, lumbosacral, radiological supervision and interpretation
72270 Myelography, entire spinal canal, radiological supervision and interpretation
72286     Diskography, cervical, radiological supervision and interpretation
72295     Diskography, lumbar, radiological supervision and interpretation

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          UPPER EXTREMITIES
73000     Radiologic examination; claviole, complete
73010     Radiologic examination; scapula, complete
73020     Radiologic examination; shoulder; one view
73030     Radiologic examination; shoulder; complete, minimum of two views
73040 Radiologic examination, shoulder, arthrography, radiological supervision and interpretation
73050 Radiologic examination, acromioclavicular joints, bilateral, with or without weighted distraction
73060     Radiologic examination; humerus, minimum of two views
73070     Radiologic examination, elbow; anteroposterior and lateral views
73080     Radiologic examination, elbow; complete, minimum of three views
73085 Radiologic examination elbow, arthrography, radiological supervision and interpretation
73090     Radiologic examination; forearm, anteroposterior and lateral views
73092     Radiologic examination; upper extremity, infant, minimum of two views
73100     Radiologic examination, wrist; anteroposterior and lateral views
73110     Radiologic examination, wrist; complete, minimum of three views
73115 Radiologic examination, wrist; arthrography, radiological supervision and interpretation
73120     Radiologic examination, hand; two views
73130     Radiologic examination, hand; minimum of three views
73140     Radiologic examination, finger(s), minimum of two views
73200     Computerized axial tomography, upper extremity; without contrast material
73201     Computerized axial tomography, upper extremity; with contrast material(s)
73202 Computerized axial tomography, upper extremity; without contrast material, followed by contrast material(s) and further sections
73220     Magnetic resonance (eg. proton) imaging, upper extremity, other than joint
73221     Magnetic resonance (eg. proton) imaging, any joint of upper extremity

          LOWER EXTREMITIES
73500     Radiologic examination, hip; unilateral, one view
73510     Radiologic examination, hip; complete, minimum of two views
73520     Radiologic examination, hips, bilateral, minimum of two views of each

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          hip, including anteroposterior view of pelvis
73525 Radiological examination, hip, arthrography, radiological supervision and interpretation
73530     Radiologic examination, hip, during operative procedure
73540 Radiologic examination, pelvis and hips, infant or child, minimum of two views
73550     Radiologic examination, femur, anteroposterior and lateral views
73560     Radiologic examination, knee; anteroposterior and lateral views
73562     Radiologic examination, knee; anteroposterior and lateral views, with oblique(s), minimum of three views
73564 Radiologic examination, knee; complete, including oblique(s), and tunnel, and/or patellar and/or standing views
73565     Radiologic examination, knee; both knees, standing, anteroposterior
73580 Radiologic examination, knee, arthrography, radiological supervision and interpretation
73590     Radiologic examination; tibia and fibula, anteroposterior and lateral views
73592     Radiologic examinations; lower extremity, infant, minimum of two views
73600     Radiologic examinations, ankle; anteroposterior and lateral views
73610     Radiologic examinations, ankle; complete, minimum of three views
73615 Radiologic examinations, ankle, arthrography, radiological supervision and interpretation
73620     Radiologic examination, foot; anteroposterior and lateral views
73630     Radiologic examination, foot; complete, minimum of three views
73650     Radiologic examination; calcaneus, minimum of two views
73660     Radiologic examination; toe(s), minimum of two views
73700     Computerized axial tomography, lower extremity; without contrast material
73701     Computerized axial tomography, lower extremity; with contrast material(s)
73702 Computerized axial tomography, lower extremity; without contrast material, followed by contrast material(s) and further sections
73720     Magnetic resonance (eg. proton) imaging, lower extremity, other than joint
73721     Magnetic resonance (eg. proton) imaging, any joint of lower extremity

          ABDOMEN
74000     Radiologic examination, abdomen; single anteroposterior view
74010 Radiologic examination, abdomen; anteroposterior and additional oblique and cone views
74020 Radiologic examination, abdomen; complete, including decubitus and/or erect views
74022     Radiologic examination, abdomen;

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          complete acute abdomen series, including supine, erect and/or decubitus views, upright PA chest
74150     Computerized axial tomography, abdomen; without contrast material
74160     Computerized axial tomography, abdomen; with contrast material(s)
74170 Computerized axial tomography, abdomen; without contrast material, followed by contrast material(s) and further sections
74181     Magnetic resonance (eg. proton) imaging, abdomen
74190 Peritoneogram (eg. after injection of air or contrast), radiological supervision and interpretation

          GASTROENTEROLOGY TRACT
74210     Radiologic examination; pharynx and/or cervical esophagus
74220     Radiologic examination; esophagus
74230 Swallowing function, pharynx and/or esophagus, with cineradiography and/or video
74235 Removal of foreign body(s), esophageal, with use of balloon catheter, radiological supervision and interpretation
74240 Radiologic examination, gastrointestinal tract, upper; with or without delayed films, without KUB
74241 Radiologic examination, gastrointestinal tract, upper; with or without delayed films, with KUB
74245 Radiologic examination, gastrointestinal tract, upper; with small bowel, includes multiple serial films
74246 Radiological examination, gastrointestinal tract, upper, air contrast, with specific high density barium, effervescent agent, with or without glucagon; with or without delayed films, without KUB
74247 Radiological examination, gastrointestinal tract, upper, air contrast, with specific high density barium, effervescent agent, with or without glucagon; with or without delayed films, with KUB
74249 Radiological examination, gastrointestinal tract, upper, air contrast, with specific high density barium, effervescent agent, with or without glucagon; with small bowel follow-through
74250     Radiologic examination, small bowel, includes multiple serial films
74251 Radiologic examination, small bowel, includes multiple serial films; via enteroclysis tube
74260     Duodenography, hypotonic
74270     Radiologic examination, colon; barium enema, with or without KUB
74280 Radiologic examination, colon; air contrast with specific high density barium, with or without glucagon
74283     Barium enema, therapeutic, for reduction of intussusception
74290     Cholecystography, oral contrast;
74291 Cholecystography, oral contrast; additional or repeat examination or multiple day examination
74300 Cholenglography and/or pancreatography; intraoperative, radiological supervision and interpretation
74301     Cholangiography and/or pancreatography;

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          additional set intraoperative, radiological supervision and interpretation
74305 Cholangiography and/or pancreatography; postoperative, radiological supervision and interpretation
74320 Cholangiography, percutaneous, transhepatic, radiological supervision and interpretation
74327 Postoperative biliary duct stone removal, percutaneous via T-tube tract, basket or snare (e.g. Burhenne technique), radiological supervision and interpretation
74328 Endoscopic catheterization of the biliary ductal system, radiological supervision and interpretation
74329 Endoscopic catheterization of the pancreatic ductal system, radiological supervision and interpretation
74330 Combined endoscopic catheterization of the biliary and pancreatic ductal systems, radiological supervision and interpretation
74340 Introduction of long gastrointestinal tube (e.g. Miller-Abbott), including multiple fluoroscopies and films, radiological supervision and interpretation
74350 Percutaneous placement of gastrostomy tube, radiological supervision and interpretation
74355 Percutaneous placement of enteraclysis tube, radiological supervision and interpretation
74360 Intraluminal dilation of strictures and/or obstructions (e.g. esophagus), radiological supervision and interpretation
74383 Percutaneous transhepatic dilatation of biliary duct stricture with or without placement of stent, radiological supervision and interpretation

          URINARY TRACT
74400 Urography (pyelography, intravenous, with or without KUB, with or without tomography
74405 Urography (pyelography), intravenous, with or without KUB, with or without tomography, with special hypertensive contrast concentration and/or clearance studies
74410     Urography, infusion, drip technique and/or bolus technique
74415 Urography, infusion, drip technique and/or bolus technique with nephrotomography
74420     Urography, retrograde, with or without KUB
74425 Urography, antegrade, (pyalostogram, nephrostogram, loopogram), radiological supervision and interpretation
74430 Cystography, minimum of three views, radiological supervision and interpretation
74440 Vasography, vesiculography, or epididymography, radiological supervision and interpretation
74445     Corpora cavernosography, radiological supervision and interpretation
74450 Urethrocystography, retrograde, radiological supervision and interpretation
74470 Radiologic examination, renal cyst study, translumbar, contrast visualization, radiological supervision and interpretation
74475 Introduction of intracatheter or catheter into renal pelvis for drainage and/or injection, percutaneous, radiological supervision and interpretation
74480 Introduction of ureteral catheter or stent into ureter through renal pelvis for drainage and/or injection, percutaneous, radiological

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          supervision and interpretation
74485 Dilation of nephrostomy, ureters, or urethra, radiological supervision and interpretation

          GYNECOLOGY AND OBSTETRICS
74710     Pelvimetry, with or without placental localization
74740     Hysterosalpingography, radiological supervision and interpretation
74742 Transcervial catheterization of fallopian tube, radiological supervision and interpretation
74775 Parinsogram (e.g. vaginogram, for sex determination or extent of anomalies)

          AORTA & ARTERIES
75600 Aortography, thoracic, without serialography, radiological supervision and interpretation
75605 Aortography, thoracic, by serialography, radiological supervision and interpretation
75625 Aortography, abdominal, by serialography, radiological supervision and interpretation
75630 Aortography, abdominal plus bilateral iliofemoral lower extremity, catheter, by serialography, radiological supervision and interpretation
75650 Angiography, cervicocerebral, catheter, including vessel origin, radiological supervision and interpretation
75658 Angiography, brachial, retrograde, radiological supervision and interpretation
75660 Angiography, external carotid, unilateral, selective, radiological supervision and interpretation
75662 Angiography, external carotid, bilateral, selective, radiological supervision and interpretation
75665 Angiography, carotid, cerebral, unilateral, radiological supervision and interpretation
75671 Angiography, carotid, cerebral, bilateral, radiological supervision and interpretation
75676 Angiography, carotid, cervical, unilateral, radiological supervision and interpretation
75680 Angiography, carotid, cervical, bilateral, radiological supervision and interpretation
75685 Angiography, vertebral, cervical, and/or intracranial, radiological supervision and interpretation
75705 Angiography, spinal, selective, radiological supervision and interpretation
75710 Angiography, extremity, unilateral, radiological supervision and interpretation
75716 Angiography, extremity, bilateral, radiological supervision and interpretation
75722 Angiography, renal, unilateral, selective (including flush aortogram), radiological supervision and interpretation
75724 Angiography, renal, bilateral, selective (including flush aortogram), radiological supervision and interpretation
75726 Angiography, visceral, selective or supraselective, (with or without flush aortogram), radiological supervision and interpretation
75731 Angiography, adrenal, unilateral, selective, radiological supervision and interpretation
75733 Angiography, adrenal, bilateral, selective, radiological supervision and interpretation

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


75736 Angiography, pelvic, selective or supraselective, radiological supervision and interpretation
75741 Angiography, pulmonary, unilateral, selective, radiological supervision and interpretation
75743 Angiography, pulmonary, bilateral, selective, radiological supervision and interpretation
75746 Angiography, pulmonary, by nonselective catheter or venous injection, radiological supervision and interpretation
75756 Angiography, internal mammary, radiological supervision and interpretation
75774 Angiography, selective, each additional vessel studied after basic examination, radiological supervision and interpretation
75790 Angiography, arteriovenous shunt (eg. dialysis patient), radiological supervision and interpretation

          VEINS & LYMPHATICS
75801 Lymphangiography, extremity only, unilateral, radiological supervision and interpretation
75803 Lymphangiography, extremity only, bilateral, radiological supervision and interpretation
75805 Lymphangiography, pelvic/abdominal, unilateral, radiological supervision and interpretation
75807 Lymphangiography, pelvic/abdominal, bilateral, radiological supervision and interpretation
75809 Shuntogram for investigation of previously placed indwelling nonvascular shunt (e.g. LaVeen shunt, ventriculoperitonasi shunt), radiological supervision and interpretation
75810     Splenoportography, radiological supervision and interpretation
75820 Venography, extremity, unilateral, radiological supervision and interpretation
75822 Venography, extremity, bilateral, radiological supervision and interpretation
75825 Venography, caval, inferior, with serialography, radiological supervision and interpretation
75827 Venography, caval, superior, with serialography, radiological supervision and interpretation
75831 Venography, renal, unilateral, selective, radiological supervision and interpretation
75833 Venography, renal, bilateral, selective, radiological supervision and interpretation
75840 Venography, adrenal, unilateral, selective, radiological supervision and interpretation
75842 Venography, adrenal, bilateral, selective, radiological supervision and interpretation
75860 Venography, sinus or jugular, catheter, radiological supervision and interpretation
75870 Venography, superior sagittal sinus, radiological supervision and interpretation
75872     Venography, epidural, radiological supervision and interpretation
75880     Venography, orbital, radiological supervision and interpretation
75885 Percutaneous transhepatic portography with hemodynamic evaluation, radiological supervision and interpretation
75887 Percutaneous transhepatic portography without hemodynamic evaluation, radiological supervision and interpretation
75889     Hepatic venography, wedged or free, with hemodynamic evaluation,

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          radiological supervision and interpretation
75891 Hepatic venography, wedged or free, without hemodynamic evaluation, radiological supervision and interpretation
75893 Venous sampling through catheter, with or without angiography (eg. for parathyroid hormone, renin), radiological supervision and interpretation

          TRANSCATHETER & BIOPSY
75894 Transcatheter therapy, embolization, any method, radiological supervision and interpretation
75896 Transcatheter therapy, infusion, any method (e.g. thrombolysis other than coronary), radiological supervision and interpretation
75898 Angiogram through existing catheter for follow-up study for transcatheter therapy, embolization or infusion
76900 Exchange of a previously placed arterial catheter during thrombolytic therapy with contrast monitoring, radiological supervision and interpretation
75940 Percutaneous placement of IVC filter, radiological supervision and interpretation
75960 Transcatheter introduction of intravascular stent(s), (non-coronary vessel), percutaneous and/or open, radiological supervision and interpretation, each vessel
75961 Transcatheter retrieval, percutaneous, of intravascular foreign body (eg. fractured venous or arterial catheter), radiological supervision and interpretation, each vessel
75962 Transluminal balloon angioplasty, peripheral artery, radiological supervision and interpretation
75964 Transluminal balloon angioplasty, each additional peripheral artery, radiological supervision and interpretation
75966 Transluminal balloon angioplasty, renal or other visceral artery, radiological supervision and interpretation
75968 Transluminal balloon angioplasty, each additional visceral artery, radiological supervision and interpretation
75970     Transcatheter biopsy, radiological supervision and interpretation
75978 Transluminal balloon angioplasty, venous (eg. subclavian stenosis), radiological supervision and interpretation
75980 Percutaneous transhepatic biliary drainage with contrast monitoring, radiological supervision and interpretation
75982 Percutaneous placement of drainage catheter for combined internal and external biliary drainage or of a drainage stent for internal biliary drainage in patients with an inoperable mechanical biliary obstruction, radiological supervision and interpretation
75984 Change of percutaneous tube or drainage catheter with contrast monitoring (eg. gastrointestinal system, genitourinary system, abscess) radiological supervision and interpretation
75989 Radiological guidance for percutaneous drainage of abscess, or specimen collection (i.e., fluoroscopy, ultrasound, or computed tomography), with or without placement of indwelling catheter, radiological supervision and interpretation

          TRANSLUMINAL ATHERECTOMY
75992 Transluminal atherectomy, peripheral artery, radiological supervision and interpretation
75993 Transluminal atherectomy, each additional peripheral artery, radiological supervision and interpretation
75994 Transluminal atherectomy, renal, radiological supervision and interpretation

                    Cigna HealthCare of Florida, Inc. - Tampa
                                    Exhibit 1
                       1995 Covered Procedure Code Listing


COVERED                       PROCEDURE DESCRIPTION

 CODE       (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


75995 Transluminal atherectomy, visceral, radiological supervision and interpretation
75996 Transluminal atherectomy, each additional visceral artery, radiological supervision and interpretation

          MISCELLANEOUS
76000 Fluoroscopy (separate procedure), up to one hour physician time, other than 71023 or 71034 (eg. cardiac fluoroscopy)
76001 Fluoroscopy, physician time more than one hour, assisting a non-radiologic physician (eg. nephrostolithotomy, ERCP, bronchoscopy, transbronchial biopsy)
76003     Fluoroscopy localization for needle biopsy or fine needle aspiration
76010 Radiologic examination from nose to rectum for foreign body, single film, child
76020     Bone age studies
76040     Bone length studies (orthoroentgenogram, scanogram)
76061     Radiologic examination, osseous survey; limited (eg. for metastases)
76062 Radiologic examination, osseous survey; complete (axial and appendicular skeleton)
76085     Radiologic examination, osseous survey; infant
76066     Joint survey, single view, one or more joints (specify)
76070     Computerized tomography, bone density study
76080 Radiologic examination, fistula or sinus tract study, radiological supervision and interpretation
78086 Mammary ductogram or galactogram, single duct, radiological supervision and interpretation
76088 Mammary ductogram or galactogram, multiple ducts, radiological supervision and interpretation
76090     Mammography; unilateral
76091     Mammography; bilateral
76092     Screening mammography; bilateral (two view film study of each breast)
76095 Stereotactic localization for breast biopsy, each lesion, radiological supervision and interpretation
76096 Preoperative placement of needle localization wire, breast, radiological supervision and interpretation
76098     Radiologic examination, surgical specimen
76100 Radiologic examination, single plane body section (eg. tomography), other than with urography
76101 Radiologic examination, complex motion (ie. hypercycloidal) body section (e.g. mastoid polytomography, other than with urography; unilateral
76102 Radiologic examination, complex motion (ie. hupercycloidal) body section (eg. mastoid polytomography, other than with urography; bilateral
76120     Cineradiography, except where specifically included
76125     Cineradiography, to complement routine examination
76140     Consultation on x-ray examination made elsewhere, written report
76150     Xeroradiography
76350     Subtraction in conjunction with contrast studies
76355     Computerized tomography guidance for stereotactic localization
76360 Computerized tomography guidance for needle biopsy, radiological supervision and interpretation

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)



76365 Computerized tomography guidance for cyst aspiration, radiological supervision and interpretation
76370     Computerized tomography for placement of radiation therapy fields
76375 Computerized tomography, coronal, sagittal, multiplanar, oblique and/or 3-dimensional reconstruction
76380     Computerized tomography, limited or localized follow-up study
76400     Magnetic resonances (eg, proton) imaging, bone marrow blood supply
76499     Unlisted diagnostic radiologic procedure

                              DIAGNOSTIC ULTRASOUND

          HEAD AND NECK
76506 Echoencephalography, B-scan and/or real time with image documentation (gray scale) ( for determination of ventricular size, delineation of cerebral contents and detection of fluid masses or other intracranial abnormalities), including A-mode encephalography as secondary component where indicated
76511     Ophthalmic ultrasound echography, diagnostic;
          A-scan only, with amplitude quantification
76512     Ophthalmic ultrasound, echography, diagnostic;
          contact B-scan (with or without simultaneous A-scan)
76513     Ophthalmic ultrasound, echography, diagnostic;
          immersion (water bath) B-scan
76516     Ophthalmic biometry by ultrasound echography, A-scan;
76519     Ophthalmic biometry by ultrasound echography, A-scan;
          with intraocular lens power calculation
76529     Ophthalmic ultrasonic foreign body localization
76536 Echography, soft tissues of head and neck (eg, thyroid, parathyroid, parotid), B-scan and/or real time with image documentation

          CHEST
76604 Echography, chest, B-scan (includes mediastinum) and/or real time with image documentation
76545 Echography, breast(s) (unilateral or bilateral), B-scan and/or real time with image documentation

          ABDOMEN AND RETROPERITONEUM
76700 Echography, abdominal, B-scan and/or real time with image documentation; complete
76705 Echography, abdominal, B-scan and/or real time with image documentation; limited (eg, single organ, quadrant, follow-up)
76770 Echography, retroperitoneal (eg, renal aorta, nodes), B-scan and/or real time with image documentation;
          complete
76776 Echography, retroperitoneal (leg, renal, aorta, nodes), B-scan and/or real time with image documentation;
          limited
76778 Echography of transplanted kidney, B-scan and/or real time with image documentation, with or without duplex Doppler studies

          SPINAL CANAL
76800     Echography, spinal canal and contents


          PELVIS

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


76805 Echography, pregnant uterus, B-scan and, or real time with image documentation;
          complete (complete fetal and maternal evaluation)
76810 Echography, pregnant uterus, B-scan and/or real time with image documentation;
          complete (complete fetal and maternal evaluation), multiple gestation, after the first trimester
76815 Echography, pregnant uterus, B-scan and/or real time with image documentation;
          limited (gestational age, heart beat, placental location, fetal position, or emergency in the delivery room)
76816 Echography, pregnant uterus, B-scan and/or real time with image documentation;
          follow-up or repeat
76825 Echocardiography, fetal, cardiovascular system, real time with image documentation (2D) with or without M-mode recording;
76826 Echocardiography, fetal, cardiovascular system, real time with image documentation (2D) with or without M-mode recording;
          follow-up or repeat study
76827 Doppler echocardiography, fetal, cardiovascular system, pulsed wave and/or continuous wave with spectral display;
          complete
76828 Doppler echocardiography, fetal cardiovascular system, pulsed wave and/or continuous wave with spectral display;
          follow-up or repeat study
76830     Echography, transvaginal
76856 Echography, pelvic (nonobstetric), B-scan and/or real time with image documentation;
          complete
76857 Echography, pelvic (nonobstetric), B-scan and/or real time with image documentation;
          limited or follow-up (eg, for follicles)

          GENITALIA
76870     Echography, scrotum and contents
76872     Echography,transrectal

          EXTREMITIES
76880 Echography, extremity, non-vascular, B-scan and/or real time with image documentation

          ULTRASONIC GUIDANCE PROCEDURES
76930 Ultrasonic guidance for pericardiocentesis, radiological supervision and interpretation
76932 Ultrasonic guidance for endomyocardial biopsy, radiological supervision and interpretation
76934 Ultrasonic guidance for thoracentesis or abdominal paracentesis, radiological supervision and interpretation
76936 Unilateral Guidance compression repair of arterial pseudoaneurysm or arteriovenous fistulae (includes diagnostic ultrasound evaluation, compression of lesion and imaging)
76938 Ultrasonic guidance for cyst (any location), or renal pelvis aspiration radiological supervision and interpretation
76941 Ultrasonic guidance for intrauterine fetal transfusion or cordocentesis, radiological supervision and interpretation

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


76942 Ultrasonic guidance for needle biopsy, radiological supervision and interpretation
76943 Ultrasonic guidance for chorionic villus sampling, radiological supervision and interpretation
76946 Ultrasonic guidance for amniocentesis, radiological supervision and interpretation
76948 Ultrasonic guidance for aspiration of ova, radiological supervision and interpretation

          MISCELLANEOUS
76970     Ultrasound study follow-up (specify)
76975 Gastrointestinal endoscopic ultrasound, radiological supervision and interpretation
76986     Echography, Intraoperative
76999     Unlisted ultrasound procedure

                                NUCLEAR MEDICINE

          ENDOCRINE
78000     Thyroid uptake;
          single determination
78001     Thyroid uptake;
          multiple determinations
78003     Thyroid uptake;
          stimulation, suppression or discharge (not including initial uptake studies)
78008     Thyroid imaging, with uptake;
          single determination
78007     Thyroid imaging, with uptake;
          multiple determinations
78010     Thyroid imaging;
          only
78011     Thyroid imaging;
          with vascular flow
78015     Thyroid carcinoma metastases imaging;
          limited area (eg, neck and chest only)
78016     Thyroid carcinoma metastases imagining;
          with additional studies (eg, urinary recovery)
78018     Thyroid carcinoma metastases imaging;
          whole body
78070     Parathyroid imaging
78076     Adrenal imaging, cortex and/or medulla
78099     Unlisted endocrine procedure, diagnostic nuclear medicine

          HEMATOPOIETIC, RETICULOENDOTHELIAL AND LYMPHATIC SYSTEM
78102     Bone marrow imaging;
          limited area
78103     Bone marrow imaging;
          multiple areas
78104     Bone marrow imaging;
78110 Plasma volume, radiopharmaceutical volume-dilution technique (separate procedure);
          single sampling

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


78111     Plasma volume, radionuclide volume-dilution technique (separate procedure);
          multiple samplings
78120     Red cell volume determination (separate procedure);
          single sampling
78121     Red cell volume determination (separate procedure);
          multiple samplings
78122 Whole blood volume determination, including separate measurement of plasma volume and red cell volume (radiopharmaceutical volume-dilution technique)
78130     Red cell survival study;
78135     Red cell survival study;
          differential organ/tissue kinetics, (eg, splenic and/or hepatic sequestration)
78140     Labeled red cell sequestration, differential organ/tissue,
          (eg, splenic and/or hepatic)
78160     Plasma radioiron disappearance (turnover) rate
78162     Radioiron oral absorption
78170     Radioiron red cell utilization
78172     Chelatable iron for estimation of total body iron
78185     Spleen imaging only, with or without vascular flow
78190 Kinetics, study of platelet survival, with or without differential organ/tissue localization
78191     Platelet survival study
78195     Lymphatics and lymph glands imaging
78199 Unlisted hematopoietic, reticuloendothelial and lymphatic procedure, diagnostic nuclear medicine

          GASTROENTEROLOGY SYSTEM
78201     Liver imaging;
          static only
78202     Liver imaging;
          with vascular flow
78205     Liver imaging (SPECT)
78215     Liver and spleen imaging
          static only
78216     Liver and spleen imaging;
          with vascular flow
78220     Liver function study with hepatobiliary agents, with serial images
78223 Hepatobilary ductal system imaging, including gallbladder, with or without pharmacologic intervention, with or without quantitative measurement of gallbladder function
78230     Salivary gland imaging;
          with vascular flow
78231     Salivary gland imaging;
          with serial images
78232     Salivary gland function study
78258     Esophageal motility
78261     Gastric mucosa imaging
78262     Gastroesophageal reflux study
78264     Gastric emptying study
78270     Vitamin B-12 absorption study (eg, Schilling test);
          without intrinsic factor
78271     Vitamin B-12 absorption study (eg, Shilling test);
          with intrinsic factor

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


78272     Vitamin B-12 absorption studies combined, with and without intrinsic factor
78278     Acute gastrointestinal blood loss imaging
78282     Gastrointestinal protein loss
78290      Bowel imaging (eg, ectopic gastric mucosa, Mackel's localization, volvulus)
78291     Peritoneal-venous shunt patency test (eg, for LeVeen, Denvar Shunt)
78299     Unlisted gastrointestinal procedure, diagnostic nuclear medicine

          MUSCULOSKELETAL SYSTEM
78300     Bone and/or joint imaging;
          limited area
78305     Bone and/or joint imaging
          multiple areas
78306     Bone and/or joint imaging
          whole body
78315     Bone and/or joint imaging;
          three phase study
78320     Bone and/or joint imaging;
          tomographic (SPECT)
78399     Unlisted musculoskeletal procedure, diagnostic nuclear medicine

          CARDIOVASCULAR SYSTEM
78414 Determination of central c-v hemodynamics (non-imaging) (eg, ejection fraction with probe technique) with or without pharmacologic intervention or exercise, single or multiple determinations
78428     Cardiac shunt detection
78445     Vascular flow imaging (ie, angiography, venography)
78455     Venous thrombosis study (eg, radioactive fibrinogen)
78457     Venous thrombosis imaging (eg, venogram);
          unilateral
78458     Venous thrombosis imaging (eg, venogram);
          bilateral
78460     Myocardial perfusion imaging;
          single study, at rest of stress (exercise and/or pharmacologic), qualitative or quantitative
78461     Myocardial perfusion imaging;
          tomographic (SPECT), multiple studies, at rest and/or stress (exercise and/or pharmacologic), and redistribution and/or rest injection, qualitative or quantitative
78464     Myocardial perfusion imaging;
          tomographic (SPECT), single study at rest or stress (exercise and/or pharmacologic), with or without quantitation
78465     Myocardial perfusion imaging;
          tomographic (SPECT), multiple studies, at rest and/or stress (exercise and/or pharmacologic), and redistribution and/or rest injection, qualitative or quantitative
78466     Myocardial imaging, infarct avid, planar;
          qualitative or quantitative
78468     Myocardial imaging, infarct avid, planar;
          with ejection fraction by first pass technique
78469     Myocardial imaging, infarct avid, planar;
          tomographic (SPECT) with or without quantitation
78472     Cardiac blood pool imaging, gated equilibrium;
          single study at rest or stress, (exercise and/or pharmacologic), wall motion study plus ejection fraction

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          with or without additional quantitative processing
78473     Cardiac blood pool imaging, gated equilibrium;
          multiple studies, wall motion study plus ejection fraction, at rest and stress (with exercise and/or pharmacologic), with or without aditional quantification
78478 Myocardial perfusion study with wall motion, qualitative or quantitative study (list separately in addition to code for primary procedure)
          (use only for codes 78460, 78461, 78464, 78465)
78480 Myocardial perfusion study with ejection fraction (list separately in addition to code for primary procedure) (Use only for codes 78460, 78461, 78464, 78465)
78481     Cardiac blood pool imaging, first pass technique;
          single study, at rest or during stress, (exercise and/or pharmacologic), wall motion study plus ejection fraction, with or without quantitative processing
78483     Cardiac blood pool imaging, first pass technique;
          multiple studies, at rest and during stress (with exercise and/or pharmacologic), wall motion study plus ejection fraction, with or without additional quantitative processing
78499     Unlisted cardiovascular procedure, diagnostic nuclear medicine

          RESPIRATORY SYSTEM
78580     Pulmonary perfusion imaging, particulate
78584     Pulmonary perfusion imaging, particulate, with ventilation;
          single breath
78585 Pulmonary perfusion imaging, particulate, with ventilation; rebreathing and washout, with or without single breath
78586     Pulmonary ventilation imaging, aerosol;
          single projection
78587     Pulmonary ventilation imaging, aerosol;
          multiple projections (eg, anterior, posterior, lateral views)
78591     Pulmonary ventilation imaging, gaseous, single breath, single projection
78593 Pulmonary ventilation imaging, gaseous with rebreathing and washout with or without single breath;
78594 Pulmonary ventilation imaging, gaseous, with rebreathing and washout, with or without single breath;
          multiple projections (eg, anterior, posterior, lateral views)
78596     Pulmonary quantitative differential function (ventilation/perfusion)
          study
78599     Unlisted respiratory procedure, diagnostic nuclear medicine

          NERVOUS SYSTEM
78600     Brain imaging, limited procedure;
          static
78601     Brain imaging, limited procedure;
          with vascular flow
78605     Brain imaging, complete study;
          static
78606     Brain imaging, complete study;
          with vascular flow
78607     Brain imaging, complete study;
          tomographic (SPECT)
78610     Brain imaging, vascular flow only
78615     Cerebral blood flow

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


78630     Cerebrospinal fluid flow, imaging (not including introduction of material);
          cisternography
78635     Cerebrospinal fluid flow, imaging (not including introduction of material);
          shunt evaluation
78645     Cerebrospinal fluid flow, imaging (non including introduction of material);
78647     Cerebrospinal fluid flow, imaging (not including introduction of material);
          tomographic (SPECT)
78650     CSF leakage detection and localization
78652     CSF leakage detection and localization
          tomographic (ECT)
78655     Radiopharmaceutical identification of eye tumor
78660     Radiopharmaceutical dacryocystography
78699     Unlisted nervous system procedure, diagnostic nuclear medicine

          GENITOURINARY SYSTEM
78700     Kidney imaging;
          static only
78701     Kidney imaging;
          with vascular flow
78704     Kidney imaging;
          with function study (ie, imaging renogram)
78707     Kidney imaging;
          with vascular flow and function study
78710     Kidney imaging; static only, tomographic (SPECT)
78715     Kidney vascular flow only
78725     Kidney function study without pharmacologic intervention
78726     Kidney function study including pharmacologic intervention
78727     Kidney transplant evaluation
78730     Urinary bladder residual study
78740     Ureteral reflux study (radiopharmaceutical voiding cystogram)
78760     Testicular imaging;
78761     Testicular imaging;
          with vascular flow
78799     Unlisted genitourinary procedure, diagnostic nuclear medicine

          MISCELLANEOUS
78800     Radiopharmaceutical localization of tumor;
          limited area
78801     Radionuclide localization of tumor;
          multiple areas
78802     Radionuclide localization of tumor;
          whole body
78803     Radiopharmaceutical localization of tumor; limited area
          tomographic (SPECT)
78805     Radiopharmaceutical localization of abscess;
          limited area
78806     Radionuclide localization abscess;
          whole body
78807     Radiopharmaceutical localization of abscess, SPECT
78890 Generation of automated date; interactive process involving nuclear physician and/or allied health professional personnel;

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          simple manipulations and interpretation, not to exceed 30 minutes
78891 Generation of automated data; interactive process involving nuclear physician and/or allied health professional personnel;
          complex manipulations and interpretation, exceeding 30 minutes
78990     Provision of diagnostic radiopharmaceutical(s)
78999     Unlisted miscellaneous procedure, diagnostic nuclear medicine

                       90000 SERIES/NON INVASIVE VASCULAR

93875 Noninvasive physiologic studies of extracranial arteries, complete bilateral study (eg, periorbital flow direction with arterial compression, ocular pneumoplethysmography, Doppler ultrasound spectral analysis)
93880     Duplex scan of extracranial arteries;
          complete bilateral study
93882     Duplex scan of extracranial arteries;
          unilateral or limited study
93886     Transcranial Doppler study of the intracranial arteries;
          complete study
93888     Transcranial Doppler study of the intracranial arteries;
          limited study
93822 Non-invasive physiologic studies of upper or lower extremity arteries, single level, bilateral (eg, ankle/brachial indices, Doppler waveform analysis, volume plethysmography, transcutaneous oxygen tension measurement)
93823 Non-invasive physiologic studies of upper or lower extremity arteries, multiple levels or with provocative functional maneuvers, complete bilateral study (eg, segmental blood pressure measurements, segmental Doppler waveform analysis, segmental volume plethyamography, segmental transcutaneous oxygen tension measurements, measurements with postural provocative tests, measurements with reactive hyperemia)
93924 Non-invasive physiologic studies of lower extremity arteries, at rest and following treadmill stress testing, complete bilateral study
93925 Duplex scan of lower extremity arteries or arterial bypass grafts; unilateral or limited study
93930 Duplex scan of upper extremity arteries of arterial bypass grafts; complete bilateral study
93931 Duplex scan of upper extremity arteries or arterial bypass grafts; unilateral or limited study
93965 Non-invasive physiologic studies of extremity veins, complete bilateral study (eg, Doppler waveform analysis with responses to compression and other maneuvers, phleborhomography
93970 Duplex scan of extremity veins including responses to compression and other maneuvers;
          complete bilateral study
93971 Duplex scan of extremity veins including responses to compression and other maneuvers;
93975 Duplex scan of arterial inflow and venous outflow of abdominal, pelvic, and/or retroperitoneal organs;
          complete study
93976 Duplex scan of arterial inflow and venous outflow of abdominal, pelvic and/or retroperitoneal organs;
          complete study
93976 Duplex scan of arterial inflow and venous outflow of abdominal, pelvic and/or retroperitoneal organs;
          limited study
93975 Duplex scan of sorts, inferior vena cava, iliac vasculature, or bypass

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          grafts;
          complete study
93979 Duplex scan of aorta, inferior vena cava iliac vasculature, or bypass grafts;
          unilateral or limited study
93980 Duplex scan of arterial inflow and venous outflow of penile vessels; complete study
93981 Duplex scan of arterial inflow and venous outflow of penile vessels; follow-up or limited study
93990     Duplex scan of hemodialysis access
          (including arterial inflow, body of access and venous outflow)

          MISCELLANEOUS
99070 Supplies and materials (except spectacles), provided by the physician over and above those usually included with the office visit or other services rendered (list drugs, trays, supplies or materials provided)

                                HCPCS - CONTRAST
          HCPC Level II codes are covered for payments of contrast materials
          ------------------------------------------------------------------
          when included in the capitation
          -------------------------------

A4641     Radiopharmaceutical diagnostic imaging agent
A4644     Low Osmolar Contrast Material 100-199 mgs iodine
A4646     Low Osmolar Contrast Material 300-399 mgs iodine
A4547     Paramagnetic contrast material

                REVENUE CODES ASSOCIATED WITH RADIOLOGY SERVICES

          Detail listing of corresponding CPT codes available.
          Revenue coded claims are used for pre-analysis purposes only; MEDICON
          ---------------------------------------------------------------------
          requires submission of claims to be CPT Coded for payment purposes.
          -------------------------------------------------------------------

255       Drugs incident to Radiology
320       Diagnostic Radiology - General
321       Diagnostic Radiology -Angiocardiography
322       Diagnostic Radiology - Arthrography
323       Diagnostic Radiology - Arteriography
324       Diagnostic Radiology - Chest X-Ray
329       Other Diagnostic Radiology
340       Nuclear Medicine - General
341       CT Scan - General
351       CT Scan - Head
352       CT Scan - Body
359       Other CT Scans
360       General Surgery
361       Minor Surgery - interventional Radiology
369       Other OR Services
371       Anesthesia incident to Radiology
400       Other imaging Services - General
401       Other imaging Services - Diagnostic Mammography
402       Other imaging Services - Ultrasound
403       Other imaging Services - Screening Mammography
404       Other imaging Services - PET
409       Other imaging Services
610       Magnetic Resonance Imaging - General

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


611       Magnetic Resonance Imaging - Brain
612       Magnetic Resonance Imaging - Spinal Cord
619       Magnetic Resonance Imaging - Other
621       Supplies Incident to Radiology
636       Drugs Requiring Detailed Coding
921       other Diagnostic Services - Peripheral - Vascular Lab
972       Professional Fees - Diagnostic Radiology
974       Professional Fees - Nuclear Medicine

                          OFFICE VISIT PROCEDURE CODES

          Office Visit codes are covered for those payment arrangements defined
          ---------------------------------------------------------------------
          as per office visit payments, ie, (Orthopedists or Hand Surgeons)
          -----------------------------------------------------------------

99201 Office or other outpatient visit for the evaluation and management of a new patient, requires 3 components; problem focused history, problem focused examination, and straightforward medical decision making
99202 Office or other outpatient visit for the valuation and management of a new patient, requires components; problem focused history, problem focused examination, and straightforward medical decision making
99203 Office or other outpatient visit for the evaluation and management of a new patient and medical decision making of low complexity
99204 Office or other outpatient visit for the evaluation and management of a new patient requires 3 components; comprehensive history, comprehensive examination, and medical decision making of moderate complexity
99205 Office or other outpatient visit for the evaluation and management of a new patient requires 3 components; comprehensive history, comprehensive examination and medical decision making of high complexity
99211 Office or other outpatient visit for the evaluation and management of an established patient that may not require the presence of a physician
99212 Office or other outpatient visit for the evaluation and management of an established patient which requires at least two of the 3 components; problem focused history, problem focused examination, straightforward medical decision making
99213 Office or other outpatient visit for the evaluation and management of an established patient, which requires at least two of the 3 components; detailed history, detailed examination, and medical decision making of moderate complexity
99214 Office or other outpatient visit for the evaluation and management of an established patient, which requires at least two of the 3 components; detailed history, detailed examination, and medical decision making of moderate complexity
99215 Office or other outpatient visit for the evaluation and management of an established patient, which requires at least two of the 3 components; comprehensive history, comprehensive examination, and medical decision making of high complexity
99241 Office consultation for a new or established patient, which requires these 3 components; problem focused history, problem focused examination, straightforward medical decision making
99242 Office consultation for anew or established patient, which requires these 3 components; problem focused history, problem focused examination, straightforward medical decision making
99243 Office consultation for a new or established patient, which requires these components; detailed history, detailed examination, medical decision making of low complexity
99244 Office consultation for a new or established patient, which requires these 3 components; comprehensive history, comprehensive examination, medical decision making of moderate complexity
99245 Office consultation for a new or established patient, which requires these 3 components;

                    CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA
                                    EXHIBIT 1
                       1995 COVERED PROCEDURE CODE LISTING


COVERED                       PROCEDURE DESCRIPTION

 CODE               (Shading/Bold Code Denotes MEDICON Yearly Code Additions)


          comprehensive history, comprehensive examination, medical decision making of high complexity
99271 Confirmatory consultation for a new or established patient, which requires these 3 components; problem focused history, problem focused examination, straightforward medical decision making
99272 Confirmatory consultation for anew or established patient, which requires these 3 components; detailed history, detailed examination, medical decision making of low complexity
99274 Confirmatory consultation for a patient, which requires these 3 components; comprehensive history, comprehensive examination, medical decision making of high complexity
99281 Emergency department visit for the evaluation and management of a patient, which requires these 3 components; problem focused history, problem focused examination, straightforward medical decision making
99282 Emergency department visit for the evaluation and management of a patient, which requires these 3 components; problem focused history, problem focused examination, medical decision making of low complexity
99283 Emergency department visit for the evaluation and management of a patient, which requires these 3 components; problem focused history, problem focused examination, medical decision making of moderate complexity
99284 Emergency department visit for the evaluation and managment of a patient, detailed history, detailed examination, medical decision making of moderate complexity
99285 Emergency department visit for the evaluation and management of a patient, which requires these 3 components; comprehensive history, comprehensive examination, medical decision making of high complexity

                                      EXHIBIT 2
                    MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                                 MEDICON FEE SCHEDULE

                                    Attachment A*
                                    -------------

     Stereotactic Breast Biopsy reimbursement is as follows:

           CPT      Global         Professional        Technical
          76090
          76095
          76098
          19100

                                    Attachment C1


                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                              GLOBAL     TECH      PROF
     CODE     EXAM DESCRIPTION                          FEES     FEES      FEES


     70010    MYELOGRAPHY POST FOSSA S&I
     70015    CISTERNOGRAPHY S&I
     70030    EYE, DETECT FOREIGN BODY
     70100    MANDIBLE 1-3VW
     70110    MANDIBLE COMPL 4+VW
     70120    MASTOIDS 1-2VW
     70130    MASTOIDS COMPL 3+VW
     70134    IAC'S WITH TOMOGRAPHY
     70140    FACIAL BONES 1-2VW
     70150    FACIAL BONES 3+VW
     70160    NASAL BONES COMP 3+VW
     70170    DACRYOCYSTOGRAPHY S&I
     70190    OPTIC FORAMINA
     70200    ORBITS COMPL 4+VW
     70210    SINUS 1-2VW (WATERS)
     70220    SINUS PARANASAL COMP 3+VW
     70240    SELLA TURCICA
     70250    SKULL 1-3VW W/WO STEREO
     70260    SKULL COMPL 4+VW W/WO STEREO
     70300    TEETH 1VW
     70310    TEETH PARTIAL MOUTH
     70320    TEETH FULL MOUTH
     70328    TMJ UNILATERAL WITH TOMOGRAM
     70330    TMJ BILATERAL WITH TOMOGRAM
     70332    ARTHROGRAPHY TMJ S&I
     70336    MRI TMJ
     70350    CEPHALOGRAPHY, ORTHODONTIC
     70355    ORTHOPANTOGRAPHY
     70360    NECK SOFT TISSUE
     70370    PHARYNX/LARYNX WITH FLUORO
     70371    PHARYNX, VIDEO SPEECH EVALUATION
     70373    LARYNGOGRAPHY S&I
     70380    SALIVARY GLAND
     70390    SIALOGRAPHY S&I
     70450    CT HEAD/BRAIN WO
     70460    CT HEAD/BRAIN W
     70470    CT HEAD/BRAIN W&WO
     70480    CT ORBIT SELLA WO
     70481    CT ORBIT SELLA W
     70482    CT ORBIT SELLA W&WO
     70486    CT FACIAL/SINUS WO
     70487    CT FACIAL/SINUS W
     70488    CT FACIAL/SINUS W&WO
     70490    CT NECK SOFT TISSUE WO
     70491    CT NECK SOFT TISSUE W
     70492    CT NECK SOFT TISSUE W & WO

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                              GLOBAL       TECH     PROF
     CODE     EXAM DESCRIPTION                          FEES       FEES     FEES


     70540    MRI ORBIT, FACE & NECK
     70541    MRA, HEAD &/NECK W/WO
     70551    MRI BRAIN WO
     70552    MRI BRAIN W
     70553    MRI BRAIN W&WO
     71010    CHEST 1VW FRONTAL
     71015    CHEST 1VW FRONTAL STEREO
     71020    CHEST PAL 2VW
     71021    CHEST 2VW WITH APICAL LORDOT
     71022    CHEST 2VW WITH OBLIQUES
     71023    CHEST 2VW FR&LAT WITH FLUORO
     71030    CHEST 4+VW
     71034    CHEST 4+VW WITH FLUORO
     71035    CHEST SPECIAL VIEWS, DECUB-BUCKY
     71036    NEEDLE BIOPSY INTRATHORACIC FLUORO
              LOC S&I
     71038    TRANSBRONCHIAL BIOPSY FLUORO
              LOCALIZATION
     71040    BRONCHOGRAPHY UNILATERAL S&I
     71060    BRONCHOGRAPHY BILATERAL S&I
     71090    PACEMAKER INSERT WITH FLUORO S&I
     71100    RIBS UNILATERAL 2VW
     71101    RIBS UNILATERAL WITH AP CHEST 3VW
     71110    RIBS BILATERAL 3VW
     71111    RIBS BILATERAL WITH AP CHEST 4+VW
     71120    STERNUM
     71130    STERNOCLAVICULAR JOINTS
     71250    CT CHEST/THORAX WO
     71260    CT CHEST/THORAX W
     71270    CT CHEST/THORAX W&WO
     71550    MRI CHEST
     71555    MRA, CHEST (EXCL MYOCARDIUM) W/WO
     72010    SPINE COMPLETE SURVEY
     72020    SPINE 1VW, SPECIFIC LEVEL
     72040    CERVICAL SPINE 2VW
     72050    CERVICAL SPINE 4+VW
     72052    CERVICAL SPINE WITH OBL&FLEX
     72069    THORACOLUMBAR SPINE STANDING
     72070    THORACIC SPINE 2VW
     72072    THORACIC SPINE WITH OBL 3VW
     72074    THORACIC SPINE 4VW
     72080    THORACOLUMBAR SPINE 2VW
     72090    SCOLIOSIS STUDY 3+VW
     72100    LUMBOSACRAL SPINE 2+VW
     72110    LUMBOSACRAL SPINE WITH OBL
     72114    LUMBOSACRAL SPINE WITH FLEX
     72120    LUMBOSACRAL SPINE 4+BENDING VW
     72125    CT CERVICAL SPINE WO

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                              GLOBAL      TECH    PROF
     CODE      EXAM DESCRIPTION                         FEES      FEES    FEES

     72126     CT CERVICAL SPINE W
     72127     CT CERVICAL SPINE W&WO
     72128     CT THORACIC SPINE WO
     72129     CT THORACIC SPINE W
     72130     CT THORACIC SPINE W&WO
     72131     CT LUMBAR SPINE WO
     72132     CT LUMBAR SPINE W
     72133     CT LUMBAR SPINE W&WO
     72141     MRI CERVICAL SPINE WO
     72142     MRI CERVICAL SPINE W
     72146     MRI THORACIC SPINE WO
     72147     MRI THORACIC SPINE W
     72148     MRI LUMBAR SPINE WO
     72149     MRI LUMBAR SPINE W
     72156     MRI CERVICAL SPINE W&WO
     72157     MRI THORACIC SPINE W&WO
     72158     MRI LUMBAR SPINE W&WO
     72159     MRA, SPINAL CANAL & CONTENTS W/WO
     72170     PELVIS AP ONLY
     72190     PELVIS 3+VW
     72192     CT PELVIS WO
     72193     CT PELVIS W
     72194     CT PELVIS W&WO
     72196     MRI PELVIS
     72198     MRA, PELVIS W/WO
     72200     SI JOINTS 1-2VW
     72202     SI JOINTS 3+VW
     72220     SACRUM/COCCYX 1-2VW
     72240     MYELOGRAPHY CERVICAL S&I
     72255     MYELOGRAPHY THORACIC S&I
     72265     MYELOGRAPHY LUMBROSACRAL S&I
     72270     MYELOGRAPHY SPINAL CANAL S&I
     72285     DISKOGRAPHY CERVICAL S&I
     72295     DISKOGRAPHY LUMBAR S&I
     73000     CLAVICLE
     73010     SCAPULA
     73020     SHOULDER 1VW
     73030     SHOULDER 2+VW
     73040     ARTHROGRAPHY SHOULDER S&I
     73050     AC JOINTS BIL
     73060     HUMERUS 2+VW
     73070     ELBOW 2VW
     73080     ELBOW 3+VW
     73085     ARTHROGRAPHY ELBOW S&I
     73090     FOREARM 2VW
     73092     UPPER EXT INFANT 2+VW

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                GLOBAL    TECH    PROF
     CODE      EXAM DESCRIPTION                           FEES    FEES    FEES

     73100     WRIST 2VW
     73110     WRIST 3+VW
     73115     ARTHROGRAPHY WRIST S&I
     73120     HAND 2VW
     73130     HAND 3+VW
     73140     FINGER(S) 2+VW
     73200     CT UPPER EXTREMITY WO
     73201     CT UPPER EXTREMITY W
     73202     CT UPPER EXTREMITY W&WO
     73220     MRI UPPER EXTREMITY
     73221     MRI UPPER EXTREMITY JOINT
     73225     MRA, UPPER EXTREMITY W/WO
     73500     HIP UNILATERAL 1VW
     73510     HIP UNILATERAL 2+VW
     73520     HIPS BILATERAL 2+VW WITH AP PELVIS
     73525     ARTHROGRAPHY HIP S&I
     73530     X-RAY EXAM OF HIP
     73540     PELVIS & HIPS INFANT 2+VW
     73550     FEMUR 2VW
     73560     KNEE 2VW
     73562     KNEE WITH OBLIQUE 3+VW
     73564     KNEE WITH OBL&TUN &/PATELLAR &/STANDING
     73565     KNEES BOTH STANDING A/P
     73580     ARTHROGRAPHY KNEE S&I
     73590     TIBIA/FIBULA
     73592     LOWER EXTREM INFANT 2+VW
     73600     ANKLE 2VW
     73610     ANKLE 3+VW
     73615     ARTHROGRAPHY ANKLE S&I
     73620     FOOT 2VW
     73630     FOOT 3+VW
     73650     HEEL 2+VW
     73660     TOE(S) 2+VW
     73700     CT LOWER EXTREMITY WO
     73701     CT LOWER EXTREMITY W
     73702     CT LOWER EXTREMITY W&WO
     73720     MRI LOWER EXTREMITY
     73721     MRI LOWER EXTREMITY JOINT
     73725     MRA, LOWER EXTREMITY W/WO
     74000     ABDOMEN 1VW (KUB)
     74010     ABDOMEN WITH OBL&CONE VWS
     74020     ABDOMEN WITH DECUB &/ERECT
     74022     ABDOMEN ACUTE WITH CHEST
     74150     CT ABDOMEN WO
     74160     CT ABDOMEN W
     74170     CT ABDOMEN W&WO

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                    GLOBAL  TECH    PROF
     CODE      EXAM DESCRIPTlON                               FEES  FEES    FEES

     74181     MRI ABDOMEN
     74185     MRA, ABDOMEN W/WO
     74190     PERITONEOGRAM, S&I
     74210     PHARYNX &/CERVICAL ESOPHAGUS
     74220     ESOPHAGUS/BARIUM SWALLOW
     74230     ESOPHAGUS SWALLOW WITH CINE
     74235     ESOPHAGUS FOREIGN BODY LOCALIZATION W/FLUORO
     74240     UGI
     74241     UGI WITH KUB
     74245     UGI WITH SMALL BOWEL
     74246     UGI WITH AIR CONTRAST
     74247     UGI WITH AIR CONTRAST WITH KUB
     74249     UGI WITH AIR WITH SMALL BOWEL F/U
     74250     SMALL BOWEL SERIES
     74251     SMALL BOWEL SERIES, VIA ENTEROCLYSIS TUBE
     74260     DUODENOGRAPHY, HYPOTONIC
     74270     BARIUM ENEMA (LGI)
     74280     BARIUM ENEMA (LGI) WITH AIR
     74283     CONTRAST X-RAY EXAM OF COLON
     74290     GALLBLADDER ORAL CHOLECYSTOGRAPHY
     74291     GALLBLADDER 2ND DAY
     74300     CHOLANGIOGRAPHY DURING SURGERY
     74301     CHOLANGIOGRAPHY, ADDITIONAL SET
     74305     CHOLANGIOGRAPHY, POST OP
     74320     CHOLANGIOGRAPHY TRANSHEPATIC S&I
     74327     X-RAY FOR BILE STONE REMOVAL S&I
     74328     ENDOCATH BILIARY DUCT FLUORO S&I
     74329     ENDOCATH PANCREATIC DUCT FLUORO S&I
     74330     ENDOCATH BILIARY&PANCEATIC DUCTS S&I
     74340     X-RAY GUIDE FOR LONG GI TUBE
     74350     X-RAY GUIDE, GASTROSTOMY TUBE S&I
     74355     X-RAY GUIDE, INTESTINAL TUBE S&I
     74360     X-RAY GUIDE, INTRALUMINAL DILATION S&I
     74363     X-RAY GUIDE, BIL DUCT STRICTURE DILATION
     74400     IVP (UROGRAM)
     74405     IVP (UROGRAPHY) WITH CONTRAST
     74410     IVP (UROGRAPHY) WITH INFUSION
     74415     IVP (UROGRAPHY) WITH TOMOGRAPHY
     74420     UROGRAPHY RETROGRADE
     74425     UROGRAPHY ANTEGRADE S&I
     74430     CYSTOGRAPHY S&I
     74440     VASO/VESICULO/EPIDIDYMOGRAPHY S&I
     74445     CORPORA CAVERNOSOGRAPHY S&I
     74450     CYSTOGRAPHY RETROGRADE S&I
     74455     CYSTOGRAPHY VOIDING S&I
     74470     RENAL CYST STUDY S&I

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                   GLOBAL   TECH    PROF
     CODE     EXAM DESCRIPTION                               FEES   FEES    FEES


     74475    INTRODUCTION OF CATHETER RENAL PELVIS S&I
     74480    INTRODUCTION OF CATHETER URETER PELVIS S&I
     74485    DILATION NEPHROSTOMY/URETERS/URETHRA S&I
     74710    PELVIMETRY
     74740    HYSTEROSALPING S&I
     74742    TRANSCREVICAL CATHIZATION, FALLOPIAN TUBE S&I
     74775    PERINEOGRAPHY, VAGINOGRAPHY
     75552    MRI MYOCARDIUM
     75553    MRI MYOCARDIUM WITH CONTRAST
     75554    MRI CARDIAC FUNCTION, W/WO MORPHOLOGY
     75555    MRI CARDIAC FUNCTION, W/WO MORPH, LTD
     75556    MRI CARDIAC VELOCITY FLOW MAPPING
     75600    AORTOGRAPHY THORACIC WO/SERIAL S&I
     75605    AORTOGRAPHY THORACIC SERIALOGRAPHY S&I
     75625    AORTOGRAPHY ABDOMEN TRANS-LUMBAR SERIAL S&I
     75630    AORTOGRAPHY ABDOMEN BI-ILIO SERIAL S&I
     75650    ANGIOGRAPHY CERVICOCEREBRAL S&I
     75658    ANGIOGRAPHY BRACHIAL RETRO S&I
     75660    ANGIOGRAPHY X/CARTIOD CEREBRAL UNI S&I
     75662    ANGIOGRAPHY X/CARTIOD CEREBRAL BIL S&I
     75665    ANGIOGRAPHY CARTIOD CEREBRAL UNI S&I
     75671    ANGIOGRAPHY CARTIOD CEREBRAL BIL S&I
     75676    ANGIOGRAPHY CARTIOD CERVICAL UNI S&I
     75680    ANGIOGRAPHY CARTIOD CERVICAL BIL S&I
     75685    ANGIOGRAPHY VERTEBRAL S&I
     75705    ANGIOGRAPHY SPINAL S&I
     75710    ANGIOGRAPHY EXTREMITY UNILATERAL S&I
     75716    ANGIOGRAPHY EXTREMITY BILATERAL S&I
     75722    ANGIOGRAPHY RENAL UNILATERAL S&I
     75724    ANGIOGRAPHY RENAL BILATERAL S&I
     75726    ANGIOGRAPHY VISCERAL S&I
     75731    ANGIOGRAPHY ADRENAL UNILATERAL S&I
     75733    ANGIOGRAPHY ADRENAL BILATERAL S&I
     75736    ANGIOGRAPHY PELVIC S&I
     75741    ANGIOGRAPHY PULMONARY UNILATERAL S&I
     75743    ANGIOGRAPHY PULMONARY BILATERAL S&I
     75746    ANGIOGRAPHY PULMONARY NON-SELECTIVE S&I
     75756    ANGIOGRAPHY INTERNAL MAMMARY S&I
     75774    ANGIOGRAPHY SELECTIVE EACH ADD'L VESSEL S&I
     75790    ANGIOGRAPHY ARTERIOVENOUS SHUNT S&I
     75801    LYMPHANGIOGRAPHY EXTREMITY UNI S&I
     75803    LYMPHANGIOGRAPHY EXTREMITY BIL S&I
     75805    LYMPHANGIOGRAPHY PELVIS/ABDOMEN UNI S&I
     75807    LYMPHANGIOGRAPHY PELVIS/ABDOMEN BIL S&I
     75809    SHUNTOGRAM (LEVEEN SHUNT) S&I
     75810    SPLENOPORTOGRAPHY S&I

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                   GLOBAL    TECH   PROF
     CODE      EXAM DESCRIPTION                              FEES    FEES   FEES


     75820     VENOGRAPHY EXTREMITY UNILATERAL S&I
     75822     VENOGRAPHY EXTREMITY BILATERAL S&I
     75825     VENOGRAPHY CAVAL INFERIOR WITH SERIAL S&I
     75827     VENOGEAPHY CAVAL SUPERIOR WITH SERIAL S&I
     75831     VENOGRAPHY RENAL UNILATERAL S&I
     75833     VENOGRAPHY RENAL BILATERAL S&I
     75840     VENOGRAPHY ADRENAL UNILATERAL S&I
     75842     VENOGRAPHY ADRENAL BILATERAL S&I
     75860     VENOGRAPHY SINUS/JUGULR S&I
     75870     VENOGRAPHY SAGITTAL SINUS S&I
     75872     VENOGRAPHY EPIDURAL S&I
     75880     VENOGRAPHY ORBITAL S&I
     75885     PERCUTANEOUS TRANSHEPATIC W/HEMO S&I
     75887     PERCUTANEOUS TRANSHEPATIC WO/HEMO S&I
     75889     HEPATIC VENOGRAPHY W/HEMO S&I
     75891     HEPATIC VENOGRAPHY WO/HEMO S&I
     75893     VENOUS SAMPLING WO/ANGIOGRAPHY
     75894     TRANSCATHETER THERAPY EMBOLIZATION S&I
     75896     TRANSCATHETER THERAPY INFUSION S&I
     75898     TRANSCATHETER ANGIOGRAM F/U STUDY
     75940     PERCUTANEOUS PLACE IVC FILTER S&I
     75960     TRANSCATHETER INTRODUCTION S&I
     75961     TRANSCATHETER RETRIEVAL S&I
     75962     TRANSLUM ANGIOPLASTY PERIPHERAL ARTERY S&I
     75964     TRANSLUM ANGIOPLASTY ADD'L PERIPH ART S&I
     75966     TRANSLUM ANGIOPLASTY VISCERAL ART S&I
     75968     TRANSLUM ANGIOPLASTY ADD'L VISCERAL ART S&I
     75970     TRANSCATHETER BIOPSY S&I
     75978     TRANSLUMINAL ANGIOPLASTY, VENOUS S&I
     75980     TRANSHEPATIC BILIARY DRAINAGE S&I
     75982     PLACE DRAINAGE CATHETER S&I
     75984     DRAINAGE CATHETER CHANGE S&I
     75989     ABSCESS DRAINAGE GUIDANCE S&I
     75992     TRANSLUM ATHERCTOMY, PERIPH ART S&I
     75993     TRANSLUM ATHERCTOMY, ADDL PERIPH S&I
     75994     TRANSLUM ATHERCTOMY, RENAL ART S&I
     75995     TRANSLUM ATHERCTOMY, VICERAL ART S&I
     75996     TRANSLUM ATHERCTOMY, ADD'L VICERAL S&I
     76000     FLUOROSCOPY
     76001     FLUOROSCOPY, PHYSICIAN ASSIST
     76003     FLUOROSCOPY, NEEDLE LOCATION
     76010     FB LOCALIZATION NOSE-TO-RECTUM, CHILD
     76020     BONE AGE STUDY
     76040     BONE LENGTH, ORTHOROENTGENO/SCANOGRAM
     76061     BONE (OSSEOUS) SURVEY LTD
     76062     BONE (OSSEOUS) SURVEY COMPLETE

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                      GLOBAL TECH   PROF
     CODE      EXAM DESCRIPTION                                 FEES FEES   FEES

     76065     BONE SURVEY INFANT
     76066     JOINT SURVEY 1+JOINTS 1VW
     76070     CT BONE DENSITY STUDY
     76075     DUAL XRAY ABSORB (DEXA), BONE DENSITY STUDY
     76080     FISTULA/SINUS STUDY S&I
     76086     MAMARY DUCTOGRAM 1DUCT S&I
     76088     MAMMARY DUCTOGRAM 2+DCT S&I
     76090     MAMMOGRAPHY UNILATERAL
     76091     MAMMOGRAPHY BILATERAL
     76092     MAMMOGRAPHY BILATERAL (SCREENING)
     76095     STEREO LOCALIZATION, BREAST BIOPSY, S&I
     76096     BREAST MASS LOCALIZATION PREOP
     76098     BREAST SURGICAL SPECIMEN
     76100     TOMOGRAPHY BODY SECTION 1PLANE
     76101     LAMINOGRAGRAPHY UNILATERAL
     76102     LAMINOGRAPHY BILATERAL
     76120     CINERADIOGRAPHY, NON-INCLUDED
     76125     CINERADIOGRAPHY WITH ROUTINE EXAM
     76140     CONSULTION ON X-RAY EXAM
     76150     XERORADIOGRAPHY
     76350     SUBTRACTION WITH CONTRAST STUDY
     76355     CT GUIDE STERIOTACTIC LOCALIZATION
     76360     CT NEEDLE BIOPSY GUIDE S&I
     76365     CT CYST ASPIRATION GUIDE S&I
     76370     CAT SCAN FOR THERAPY GUIDE
     76375     CT 3-D RECONSTRUCTION
     76380     CT 3D RECON LTD/LOCAL F/U
     76400     MRI BONE MARROW BLOOD
     76499     UNLISTED DIAGNOSTIC EXAM
     76506     US BRAIN B-SCAN
     76511     US EYE, A-SCAN
     76512     US EYE, B-SCAN
     76513     US EYE, WATER BATH
     76516     US EYE, A-SCAN BIOMETRY
     76519     US EYE, W/LENS POWER CALCULATION
     76529     US EYE, FOREIGN BODY LOCALIZATION
     76536     US NECK SOFT TISSUE
     76604     US CHEST
     76645     US BREAST(S)
     76700     US ABDOMEN COMPLETE
     76705     US ABDOMEN LTD (1 ORGAN)
     76770     US RETROPERITONEAL RENAL
     76775     US RETROPERI (RENAL) LTD
     76778     US KIDNEY TRANSPLANT
     76800     US SPINAL CANAL & CONTENTS
     76805     US OB COMPLETE - I

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES

     76810     US OB MULTI GESTATE - II
     76815     US OB LTD
     76816     US OB FOLLOW-UP/2ND
     76818     US FETAL BIOPHYSICAL PROFILE
     76825     US FETAL HEART
     76826     US FETAL HEART, F/U
     76827     US DOPPLER FETAL HEART
     76828     US DOPPLER FETAL HEART, F/U
     76830     US TRANSVAGINAL
     76856     US PELVIS NON-OB
     76857     US PELVIS NON-OB LTD/FU
     76870     US TESTICULAR MASS
     76872     US PROSTATE TRANSRECTAL
     76880     US EXTREMITY NON-VASCULAR
     76930     USG PERICARDIOCENTES S&I
     76932     USG ENDOMYOCARD BIO S&I
     76934     USG THORACENTESIS S&I
     76938     USG CYST/RENAL PELVIS ASPIRATION S&I
     76942     USG NEEDLE BIOPSY S&I
     76946     USG AMNIOCENTESIS S&I
     76948     USG OVA ASPIRATION S&I
     76950     USG RADIOTHERAPY, B-SCAN
     76960     USG RADIOTHERAPY, EXCEPT B-SCAN
     76970     US REPEAT
     76975     US GASTROINTESTINAL ENDOSCOPIC, S&I
     76986     US DURING SURGERY
     76999     UNLISTED US PROCEDURE
     78000     THYROID UPTAKE 6 HOUR DETERMINATION
     78001     THYROID UPTAKE MULTI DETERMINATION
     78003     THYROID UPTAKE STIM/SUPPRESS/DISCHARGE
     78006     THYROID SCAN 6 HR UPTAKE
     78007     THYROID SCAN 6&4 HR
     78010     THYROID SCAN
     78011     THYROID SCAN VASCULAR FLOW
     78015     THYROID CARCINOMA LIMITED AREA
     78016     THYROID CARCINOMA ADD'L AREAS
     78017     THYROID CARCINOMA MULTIPLE AREAS
     78018     THYROID CARCINOMA WHOLE BODY
     78070     PARATHYROID IMAGING
     78075     ADRENAL,CORTEX/MEDULLA
     78099     UNLISTED ENDOCRINE EXAM
     78102     BONE MARROW SCAN LIMITED AREA
     78103     BONE MARROW SCAN MULTIPLE AREAS
     78104     BONE MARROW SCAN WHOLE BODY
     78110     PLASMA VOLUME 1 SAMPLE
     78111     PLASMA VOLUME MULTI SAMPLE

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                     GLOBAL  TECH   PROF
     CODE      EXAM DESCRIPTION                                FEES  FEES   FEES

     78120     RED CELL VOL 1 SAMPLE
     78121     RED CELL VOL MULTI SAMPLE
     78122     WHOLE BLOOD VOLUME DETERMINATION
     78130     RED CELL SURVIVAL STUDY
     78135     RED CELL SURVIVAL DIFF'L ORGAN/TISSUE
     78140     LABELED RED CELL SEQUESTRATION
     78160     PLASMA RADIOIRON DISAPPEARANCE RATE
     78162     RADIOIRON ORAL ABSORPTION
     78170     RADIOIRON RED CELL UTILIZATION
     78172     CHELATABLE IRON ESTIMATE
     78185     SPLEEN SCAN W/WO VASCULAR FLOW
     78190     PLATELET SURVIVAL KINETICS
     78191     PLATELET SURVIVAL STUDY
     78195     LYMPHATICS & LYMPH GLANDS
     78199     UNLISTED NM HEMO/RETICULO/LYMPHATIC
     78201     LIVER SCAN
     78202     LIVER SCAN W/VASCULAR FLO
     78205     LIVER SCAN (SPECT)
     78215     LIVER & SPLEEN SCAN
     78216     LIVER & SPLEEN W/VASC FLO
     78220     LIVER FUNCTION STUDY
     78223     HEPATOBILIARY SCAN
     78230     SALIVARY GLAND SCAN
     78231     SALIVARY-PARTOID SERIAL
     78232     SALIVARY GLAND FUNCTION STUDY
     78258     ESOPHAGEAL MOTILITY
     78261     GASTRIC MUCOSA SCAN
     78262     GASTROESOPHAGEAL REFLUX
     78264     GASTRIC EMPTYING STUDY
     78270     VIT B-12 W/O INTRINSIC FACTOR
     78271     VIT B-12 WITH INTRINSIC FACTOR
     78272     VIT B-12 W/WO INTRINSIC FACTOR
     78278     GI ACUTE BLOOD LOSS SCAN
     78282     GI PROTEIN LOSS
     78290     BOWEL SCAN
     78291     PERITONEAL-VENOUS SHUNT PATENCY
     78299     UNLISTED NM GI PROCEDURE
     78300     BONE SCAN LIMITED AREA
     78305     BONE SCAN MULTIPLE AREAS
     78306     BONE SCAN WHOLE BODY
     78315     BONE SCAN 3 PHASE STUDY
     78320     BONE SCAN TOMO SPECT
     78350     BONE MINERAL CONTENT STUDY
     78351     BONE MINERAL CONTENT STUDY, DUAL
     78399     UNLISTED NM MUSCULOSKELETAL
     78414     CENTRAL C-V HEMODYNAMICS

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES

     78428     CARDIAC SHUNT DETECTION
     78445     VASCULAR FLOW STUDY
     78455     VENOUS THROMBOSIS STUDY
     78457     VENOUS THROMBOSIS SCAN UNILATERAL
     78458     VENOUS THROMBOSIS SCAN BILATERAL
     78460     THALLIUM RESTING ONLY
     78461     THALLIUM STRESS
     78464     THALLIUM RESTING WITH TOMOGRAPHIC (SPECT)
     78465     THALLIUM STRESS WITH TOMOGRAPHIC (SPECT)
     78466     MYOCARD INFARCT AVID QUAL/QUAN
     78468     MYOCARD INFARCT AVID EJECT FRAC 1PASS
     78469     MYOCARD INFARCT AVID WITH TOMOGRAPHIC (SPECT)
     78472     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION
     78473     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION MULTI
     78478     MYOCARDIAL PERFUSION STUDY
     78480     MUGA 1PS WMS+EJECT FRACTION
     78481     CARDIAC BLOOD POOL IMAGE, 1PS WMS+EJECT FRAC
     78483     CARDIAC BLOOD POOL IMAGE, WMS+EJECT FRAC MULTI
     78499     UNLISTED NM CARDIOVASCULAR
     78580     PULMONARY PERFUSION PARTICLE
     78584     PULMONARY PERFUSION PART WITH VENT 1BREATH
     78585     PULMONARY PERFUSION PART REBREATH+WASHOUT
     78586     PULMONARY VENT AEROSOL 1PROJECTION
     78587     PULMONARY VENT AEROSOL MULTIPLE PROJECTIONS
     78591     PULMONARY VENT GAS 1BRE 1PROJECTION
     78593     PULMONARY VENT GAS REBREATH+WASHOUT
     78594     PULMONARY VENT GAS M/BREATH M/PROJECTIONS
     78596     VENTILATION/PERFUSION STUDY
     78599     UNLISTD NM RESPIRATORY
     78600     BRAIN SCAN LTD STATIC
     78601     BRAIN SCAN LTD WITH VASCULAR FLOW
     78605     BRAIN SCAN COMPLETE STUDY
     78606     BRAIN  SCAN VASCULAR FLOW
     78607     BRAIN SCAN TOMOGRAPHIC (SPECT)
     78608     PET BRAIN IMAGING, METABOLIC EVAL
     78609     PET BRAIN IMAGING, PERFUSION EVAL
     78610     BRAIN SCAN VASC FLOW ONLY
     78615     CEREBRAL BLOOD FLOW
     78630     CSF FLOW CISTERNOGRAPHY
     78635     CSF FLOW VENTRICULOGRAPHY
     78645     CSF FLOW SHUNT EVALUATION
     78650     CSF LEAKAGE DETECTION & LOCALIZATION
     78652     CSF LEAK DETECTION, TOMOGRAPHIC
     78655     RADIONUCLIDE ID OF EYE TUMOR
     78660     RADIONUCLIDE DACRYOCYSTOGRAPHY
     78699     UNLISTED NM NERVOUS SYSTEM

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES


     78700     KIDNEY SCAN STATIC
     78701     KIDNEY SCAN W/VASCULAR FLOW
     78704     KIDNEY SCAN W/FUNCTION STUDY
     78707     KIDNEY SCAN W/FLOW&FUNCTION STUDY
     78710     KIDNEY SCAN (SPECT)
     78715     KIDNEY VASCULAR FLOW ONLY
     78725     KIDNEY FUNCTION STUDY
     78726     KIDNEY FUNCTION STUDY W/PHARMACY
     78727     KIDNEY TRANSPLANT EVALUATION
     78730     URINARY BLADDER RESIDUAL
     78740     URETERAL REFLUX STUDY
     78760     TESTICULAR SCAN
     78761     TESTICULAR W/VASCULAR FLOW
     78799     UNLISTED NM GENITOURINARY
     78800     GALLIUM SCAN TUMOR LIMITED AREA
     78801     GALLIUM SCAN TUMOR MULTIPLE AREAS
     78802     GALLIUM SCAN TUMOR WHOLE BODY
     78803     TUMOR LOCALIZATION (SPECT)
     78805     GALLIUM SCAN ABSCESS LIMITED AREA
     73806     GALLIUM SCAN ABSCESS WHOLE BODY
     78807     RADIONUCLIDE ARCESS LOCALIZATION, SPECT
     78890     GEN AUTO DATA INTERPRETATION SIMPLE
     78891     GEN AUTO DATA INTERPRETATION COMPLEX
     78990     DIAGNOSTIC RADIONUCLIDE(S)
     78999     UNLISTED NM MISCELLANEOUS
     93875     DOPPLER EXTRACRANIAL ARTERIES
     93880     DUPPLEX SCAN OF EXTRACRANIAL ARTERIES
     93882     F/U OR LIMITED EXTRACRANIAL STUDY
     93886     DOPPLER, INTRACRANIAL ARTERIES
     93888     F/U OR LIMITED INTRACRANIAL STUDY
     93922     DOPPLER U/L EXTREMITY ARTERIES, SINGLE LEVEL
     93923     DOPPLER U/L EXTREMITY ARTERIES, MULTI LEVEL
     93924     DOPPLER LOWER EXTREM ARTERIES AT REST
     93925     DUPPLEX SCAN, LOWER EXTREMITY ARTERIES
     93926     F/U OR LIMITED LOWER EXTREMITY STUDY
     93930     DUPPLEX SCAN, UPPER EXTREMITY ARTERIES
     93931     F/U OR LIMITED UPPER EXTREMITY STUDY
     93965     DOPPLER EXTREMITY VEINS
     93970     DUPPLEX SCAN, EXTREMITY VEINS
     93971     F/U OR LIMITED EXTREMITY STUDY
     93975     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, ABDOM
     93976     F/U OR LIMITED VISCERAL STUDY
     93978     DUPLEX SCAN, AORTA, INF VENA CAVA, ILIAC VASC
     93979     F/U OR LIMITED VISCERAL STUDY
     93980     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, PENILE
     93981     F/U OR LIMITED PENILE STUDY

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES


     19030     IP FOR BREAST X-RAY
     19290     NEEDLE LOCALIZATION WIRE PLACEMENT, BREAST
     19291     ADD'L NEEDLE LOCA WIRE PLACEMENT, BREAST
     20501     IP FOR DIAGNOSTIC SINOGRAM
     21116     IP FOR JAW JOINT X-RAY
     23350     IP FOR SHOULDER X-RAY
     24220     IP FOR ELBOW X-RAY
     25246     IP FOR WRIST X-RAY
     27093     IP FOR HIP X-RAY
     27095     IP FOR HIP X-RAY
     27370     IP FOR KNEE X-RAY
     27648     IP FOR ANKLE X-RAY
     31656     BRONCHOSCOPY, INJECTION FOR X-RAY
     31708     INSTALL AIRWAY CONTRAST DYE
     31710     INSERTION OF AIRWAY CATHETER
     31715     IP FOR BRONCHUS X-RAY
     36005     IP FOR VENOGRAPHY
     36010     PLACE CATHETER, SUP/INF VENA CAVA
     36011     PLACE CATHETER, VENOUS, 1ST ORDER, SELECTIVE
     36012     PLACE CATHETER, VENOUS, 2NO ORDER SELECTIVE
     36013     PLACE CATHETER, RT HEART/MAIN PULM ARTERY
     36014     PLACE CATHETER, LT/RT PULMONARY ARTERY
     36015     PLACE CATHETER, SEG/SUBSEG PULM ARTERY
     36100     PLACE CATHETER, CARTOID/VETEBRAL ARTERY
     36120     PLACE CATHETER, RETRO BRACHIAL ARTERY
     36140     PLACE CATHETER, EXTREMITY ARTERY
     36145     PLACE CATHETER, ARTERIOVENOUS SHUNT
     36160     PLACE CATHETER, AORTIC, TRANSLUMBAR
     36200     PLACE CATHETER, AORTA
     36215     PLACE CATHETER, ARTERY, 1ST ORDER, THORACIC
     36216     PLACE CATHETER, ARTERY, 2ND ORDER, THORACIC
     36217     PLACE CATHETER, ARTERY, 3RD ORDER, THORACIC
     36218     PLACE CATHETER, ARTERY, ADD'L
     36245     PLACE CATHETER, ARTERY, 1ST ORDER, ABDOMEN
     36246     PLACE CATHETER, ARTERY, 2ND ORDER, ABDOMEN
     36247     PLACE CATHETER, ARTERY, 3RD ORDER, ABDOMEN
     36248     PLACE CATHETER, ARTERY, ADD'L, ABDOMINAL
     36400     VENIPUNCTURE, AGE<3, FEM, JUG/SAG VEIN
     36405     VENIPUNCTURE, AGE<3, SCALP VEIN
     36406     VENIPUNCTURE, AGE<3, OTHER VEIN
     36410     VENIPUNCTURE, CHILD AGE>3, DIAGNOSTIC
     36415     RTNE VENIPUNCTURE OR FINGER/HEAL/EAR STICK
     36500     INSERTION OF CATHETER, VEIN
     38200     IP FOR SPLEEN X-RAY
     38790     IP FOR LYMPHATIC X-RAY
     42550     IP FOR SALIVARY X-RAY

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HealthCare of Florida - Tampa

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES


     47500     IP FOR PERCU TRANSHEP CHOLANGIOGRAPHY
     47630     BILIARY DUCT STONE EXTRACTION
     50390     NEEDLE ASPIRATION/INJECTION OF RENAL CYST
     50394     IP FOR PYELOGRAPHY
     50684     IP FOR URETEROGRAPHY/URETEROPYELOGRAPHY
     50690     IP FOR ILEAL CONDUIT OR URETEROPYELOGRAPHY
     50959     URETERAL ENDO ESTB NEPHRO/PYELO, INSERT NUC MTL
     51600     IP FOR CYSTOGRAPHY/URETHROCYSTOGRAPHY
     51605     IP & CHAIN PLACE, CONT/CHAIN URETHROCYSTO
     51610     IP FOR RETROGRADE URETHROCYSTOGRAPHY
     54230     IP FOR CORPORA CAVEROSOGRAPHY
     55300     VASOTOMY, SEMINAL VESICUL/EPIDIDYMOGRAMS
     58340     IP FOR HYSTEROSALPINGOGRAPHY
     61055     IP FOR CISTERNAL/LATERAL CERVICAL PUNCTURE
     62270     SPINAL FLUID TAP, DIAGNOSTIC
     62284     IP FOR MYELOGRAM
     62290     IP FOR LUMBAR DISKOGRAPHY
     62291     IP FOR CERVICAL DISKOGRAPHY
     68850     CONTRAST IP FOR DACRYOCYSTOGRAPHY

          * Federal Register, Vol. 58, No. 230, December 2, 1993, Part II Department of Health and Human Services, Health Care Financing Administration, 42 CFR Parts 405 and 414 Medicare Program Fee Schedule for Physician's Services for Calendar Year 1994

                                    Attachment C2


                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                              GLOBAL     TECH      PROF
     CODE     EXAM DESCRIPTION                          FEES     FEES      FEES


     70010    MYELOGRAPHY POST FOSSA S&I
     70015    CISTERNOGRAPHY S&I
     70030    EYE, DETECT FOREIGN BODY
     70100    MANDIBLE 1-3VW
     70110    MANDIBLE COMPL 4+VW
     70120    MASTOIDS 1-2VW
     70130    MASTOIDS COMPL 3+VW
     70134    IAC'S WITH TOMOGRAPHY
     70140    FACIAL BONES 1-2VW
     70150    FACIAL BONES 3+VW
     70160    NASAL BONES COMP 3+VW
     70170    DACRYOCYSTOGRAPHY S&I
     70190    OPTIC FORAMINA
     70200    ORBITS COMPL 4+VW
     70210    SINUS 1-2VW (WATERS)
     70220    SINUS PARANASAL COMP 3+VW
     70240    SELLA TURCICA
     70250    SKULL 1-3VW W/WO STEREO
     70260    SKULL COMPL 4+VW W/WO STEREO
     70300    TEETH 1VW
     70310    TEETH PARTIAL MOUTH
     70320    TEETH FULL MOUTH
     70328    TMJ UNILATERAL WITH TOMOGRAM
     70330    TMJ BILATERAL WITH TOMOGRAM
     70332    ARTHROGRAPHY TMJ S&I
     70336    MRI TMJ
     70350    CEPHALOGRAPHY, ORTHODONTIC
     70355    ORTHOPANTOGRAPHY
     70360    NECK SOFT TISSUE
     70370    PHARYNX/LARYNX WITH FLUORO
     70371    PHARYNX, VIDEO SPEECH EVALUATION
     70373    LARYNGOGRAPHY S&I
     70380    SALIVARY GLAND
     70390    SIALOGRAPHY S&I
     70450    CT HEAD/BRAIN WO
     70460    CT HEAD/BRAIN W
     70470    CT HEAD/BRAIN W&WO
     70480    CT ORBIT SELLA WO
     70481    CT ORBIT SELLA W
     70482    CT ORBIT SELLA W&WO
     70486    CT FACIAL/SINUS WO
     70487    CT FACIAL/SINUS W
     70488    CT FACIAL/SINUS W&WO
     70490    CT NECK SOFT TISSUE WO
     70491    CT NECK SOFT TISSUE W
     70492    CT NECK SOFT TISSUE W&WO

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                             GLOBAL       TECH     PROF
     CODE     EXAM DESCRIPTION                         FEES       FEES     FEES


     70540    MRI ORBIT, FACE & NECK
     70541    MRA, HEAD &/NECK W/WO
     70551    MRI BRAIN WO
     70552    MRI BRAIN W
     70553    MRI BRAIN W&WO
     71010    CHEST 1VW FRONTAL
     71015    CHEST 1VW FRONTAL STEREO
     71020    CHEST PAL 2VW
     71021    CHEST 2VW WITH APICAL LORDOT
     71022    CHEST 2VW WITH OBLIQUES
     71023    CHEST 2VW FR&LAT WITH FLUORO
     71030    CHEST 4+VW
     71034    CHEST 4+VW WITH FLUORO
     71035    CHEST SPECIAL VIEWS, DECUB-BECKY
     71036    NEEDLE BIOPSY INTRATHORACIC FLUORO
              LOC S&I
     71038    TRANSBRONCHIAL BIOPSY FLUORO
              LOCALIZATION
     71040    BRONCHOGRAPHY UNILATERAL S&I
     71060    BRONCHOGRAPHY BILATERAL S&I
     71090    PACEMAKER INSERT WITH FLUORO S&I
     71100    RIBS UNILATERAL 2VW
     71101    RIBS UNILATERAL WITH AP CHEST 3VW
     71110    RIBS BILATERAL 3VW
     71111    RIBS BILATERAL WITH AP CHEST 4+VW
     71120    STERNUM
     71130    STERNOCLAVICULAR JOINTS
     71250    CT CHEST/THORAX WO
     71260    CT CHEST/THORAX W
     71270    CT CHEST/THORAX W&WO
     71550    MRI CHEST
     71555    MRA, CHEST (EXCL MYOCARDIUM) W/WO
     72010    SPINE COMPLETE SURVEY
     72020    SPINE 1VW, SPECIFIC LEVEL
     72040    CERVICAL SPINE 2VW
     72050    CERVICAL SPINE 4+VW
     72052    CERVICAL SPINE WITH OBL&FLEX
     72069    THORACOLUMBAR SPINE STANDING
     72070    THORACIC SPINE 2VW
     72072    THORACIC SPINE WITH OBL 3VW
     72074    THORACIC SPINE 4VW
     72080    THORACOLUMBAR SPINE 2VW
     72090    SCOLIOSIS STUDY 3+VW
     72100    LUMBOSACRAL SPINE 2+VW
     72110    LUMBOSACRAL SPINE WITH OBL
     72114    LUMBOSACRAL SPINE WITH FLEX
     72120    LUMBOSACRAL SPINE 4+BENDING W
     72125    CT CERVICAL SPINE WO

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                              GLOBAL      TECH    PROF
     CODE      EXAM DESCRIPTION                         FEES      FEES    FEES

     72126     CT CERVICAL SPINE W
     72127     CT CERVICAL SPINE W&WO
     72128     CT THORACIC SPINE WO
     72129     CT THORACIC SPINE W
     72130     CT THORACIC SPINE W&WO
     72131     CT LUMBAR SPINE WO
     72132     CT LUMBAR SPINE W
     72133     CT LUMBAR SPINE W&WO
     72141     MRI CERVICAL SPINE WO
     72142     MRI CERVICAL SPINE W
     72146     MRI THORACIC SPINE WO
     72147     MRI THORACIC SPINE W
     72148     MRI LUMBAR SPINE WO
     72149     MRI LUMBAR SPINE W
     72156     MRI CERVICAL SPINE W&WO
     72157     MRI THORACIC SPINE W&WO
     72158     MRI LUMBAR SPINE W&WO
     72159     MRA, SPINAL CANAL & CONTENTS W/WO
     72170     PELVIS AP ONLY
     72190     PELVIS 3+VW
     72192     CT PELVIS WO
     72193     CT PELVIS W
     72194     CT PELVIS W&WO
     72196     MRI PELVIS
     72198     MRA, PELVIS WAVO
     72200     SI JOINTS 1-2VW
     72202     SI JOINTS 3+VW
     72220     SACRLFM/COCCYX 1-2VW
     72240     MYELOGRAPHY CERVICAL S&I
     72255     MYELOGRAPHY THORACIC S&I
     72265     MYELOGRAPHY LUMBROSACRAL S&I
     72270     MYELOGRAPHY SPINAL CANAL S&I
     72285     DISKOGRAPHY CERVICAL S&I
     72295     DISKOGRAPHY LUMBAR S&I
     73000     CLAVICLE
     73010     SCAPULA
     73020     SHOULDER 1VW
     73030     SHOULDER 2+VW
     73040     ARTHROGRAPHY SHOULDER S&I
     73050     AC JOINTS BIL
     73060     HUMERUS 2+VW
     73070     ELBOW 2VW
     73080     ELBOW 3+VW
     73085     ARTHROGRAPHY ELBOW S&I
     73090     FOREARM 2VW
     73092     UPPER EXT INFANT 2+VW

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                               GLOBAL    TECH    PROF
     CODE      EXAM DESCRIPTION                          FEES    FEES    FEES

     73100     WRIST 2VW
     73110     WRIST 3+VW
     73115     ARTHROGRAPHY WRIST S&I
     73120     HAND 2VW
     73130     HAND 3+VW
     73140     FINGER(S) 2+VW
     73200     CT UPPER EXTREMITY WO
     73201     CT UPPER EXTREMITY W
     73202     CT UPPER EXTREMITY W&WO
     73220     MRI UPPER EXTREMITY
     73221     MRI UPPER EXTREMITY JOINT
     73225     MRA, UPPER EXTREMITY W/WO
     73500     HIP UNILATERAL 1VW
     73510     HIP UNILATERAL 2+VW
     73520     HIPS BILATERAL 2+VW WITH AP PELVIS
     73525     ARTHROGRAPHY HIP S&I
     73530     X-RAY EXAM OF HIP
     73540     PELVIS & HIPS INFANT 2+VW
     73550     FEMUR 2VW
     73560     KNEE 2VW
     73562     KNEE WITH OBLIQUE 3+VW
     73564     KNEE WITH OBL&TUN &/PATELLAR &/STANDING
     73565     KNEES BOTH STANDING A/P
     73580     ARTHROGRAPHY KNEE S&I
     73590     TIBIA/FIBULA
     73592     LOWER EXTREM INFANT 2+VW
     73600     ANKLE 2VW
     73610     ANKLE 3+VW
     73615     ARTHROGRAPHY ANKLE S&I
     73620     FOOT 2VW
     73630     FOOT 3+VW
     73650     HEEL 2+VW
     73660     TOE(S) 2+VW
     73700     CT LOWER EXTREMITY WO
     73701     CT LOWER EXTREMITY W
     73702     CT LOWER EXTREMITY W&WO
     73720     MRI LOWER EXTREMITY
     73721     MRI LOWER EXTREMITY JOINT
     73725     MRA, LOWER EXTREMITY W/WO
     74000     ABDOMEN 1VW (KUB)
     74010     ABDOMEN WITH OBL&CONE VWS
     74020     ABDOMEN WITH DECUB &/ERECT
     74022     ABDOMEN ACUTE WITH CHEST
     74150     CT ABDOMEN WO
     74160     CT ABDOMEN W
     74170     CT ABDOMEN W&WO

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL  TECH    PROF
     CODE      EXAM DESCRIPTlON                               FEES  FEES    FEES

     74181     MRI ABDOMEN
     74185     MRA, ABDOMEN W/WO
     74190     PERITONEOGRAM, S&I
     74210     PHARYNX &/CERVICAL ESOPHAGUS
     74220     ESOPHAGUS/BARIUM SWALLOW
     74230     ESOPHAGUS SWALLOW WITH CINE
     74235     ESOPHAGUS FOREIGN BODY LOCALIZATION W/FLUORO
     74240     UGI
     74241     UGI WITH KUB
     74245     UGI WITH SMALL BOWEL
     74246     UGI WITH AIR CONTRAST
     74247     UGI WITH AIR CONTRAST WITH KUB
     74249     UGI WITH AIR WITH SMALL BOWEL F/U
     74250     SMALL BOWEL SERIES
     74251     SMALL BOWEL SERIES, VIA ENTEROCLYSIS TUBE
     74260     DUODENOGRAPHY, HYPOTONIC
     74270     BARIUM ENEMA (LGI)
     74280     BARIUM ENEMA (LGI) WITH AIR
     74283     CONTRAST X-RAY EXAM OF COLON
     74290     GALLBLADDER ORAL CHOLECYSTOGRAPHY
     74291     GALLBLADDER 2ND DAY
     74300     CHOLANGIOGRAPHY DURING SURGERY
     74301     CHOLANGIOGRAPHY, ADDITIONAL SET
     74305     CHOLANGIOGRAPHY, POST OP
     74320     CHOLANGIOGRAPHY TRANSHEPATIC S&I
     74327     X-RAY FOR BILE STONE REMOVAL S&I
     74328     ENDOCATH BILIARY DUCT FLUORO S&I
     74329     ENDOCATH PANCREATIC DUCT FLUORO S&I
     74330     ENDOCATH BILIARY&PANCEATIC DUCTS S&I
     74340     X-RAY GUIDE FOR LONG GI TUBE
     74350     X-RAY GUIDE, GASTROSTOMY TUBE S&I
     74355     X-RAY GUIDE, INTESTINAL TUBE S&I
     74360     X-RAY GUIDE, LNTRALUMINAL DILATION S&I
     74363     X-RAY GUIDE, BIL DUCT STRICTURE DILATION
     74400     IVP (UROGRAM)
     74405     IVP (UROGRAPHY) WITH CONTRAST
     74410     IVP (UROGRAPHY) WITH INFUSION
     74415     IVP (UROGRAPHY)WITH-TOMOGRAPHY
     74420     UROGRAPHY RETROGRADE
     74425     UROGRAPHY ANTEGRADE S&I
     74430     CYSTOGRAPHY S&I
     74440     VASO/VESICULO/EPIDIDYMOGRAPHY S&I
     74445     CORPORA CAVERNOSOGRAPHY S&I
     74450     CYSTOGRAPHY RETROGRADE S&I
     74455     CYSTOGRAPHY VOIDING S&I
     74470     RENAL CYST STUDY S&I

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                   GLOBAL   TECH    PROF
     CODE     EXAM DESCRIPTION                               FEES   FEES    FEES


     74475    INTRODUCTION OF CATHETER RENAL PELVIS S&I
     74480    INTRODUCTION OF CATHETER URETER PELVIS S&I
     74485    DILATION NEPHROSTOMY/URETERS/URETHRA S&I
     74710    PELVIMETRY
     74740    HYSTEROSALPING S&I
     74742    TRANSCREVICAL CATHIZATION, FALLOPIAN TUBE S&I
     74775    PERINEOGRAPHY, VAGINOGRAPHY
     75552    MRI MYOCARDIUM
     75553    MRI MYOCARDIUM WITH CONTRAST
     75554    MRI CARDIAC FUNCTION, W/WO MORPHOLOGY
     75555    MRI CARDIAC FUNCTION, W/WO MORPH, LTD
     75556    MRI CARDIAC VELOCITY FLOW MAPPING
     75600    AORTOGRAPHY THORACIC WO/SERIAL S&I
     75605    AORTOGRAPHY THORACIC SERIALOGRAPHY S&I
     75625    AORTOGRAPHY ABDOMEN TRANS-LUMBAR SERIAL S&I
     75630    AORTOGRAPHY ABDOMEN BI-ILIO SERIAL S&I
     75650    ANGIOGRAPHY CERVICOCEREBRAL S&I
     75658    ANGIOGRAPHY BRACHIAL RETRO S&I
     75660    ANGIOGRAPHY X/CARTIOD CEREBRAL UNI S&I
     75662    ANGIOGRAPHY X/CARTIOD CEREBRAL BIL S&I
     75665    ANGIOGRAPHY CARTIOD CEREBRAL UNI S&I
     75671    ANGIOGRAPHY CARTIOD CEREBRAL BIL S&I
     75676    ANGIOGRAPHY CARTIOD CERVICAL UNI S&I
     75680    ANGIOGRAPHY CARTIOD CERVICAL BIL S&I
     75685    ANGIOGRAPHY VERTEBRAL S&I
     75705    ANGIOGRAPHY SPINAL S&I
     75710    ANGIOGRAPHY EXTREMITY UNILATERAL S&I
     75716    ANGIOGRAPHY EXTREMITY BILATERAL S&I
     75722    ANGIOGRAPHY RENAL UNILATERAL S&I
     75724    ANGIOGRAPHY RENAL BILATERAL S&I
     75726    ANGIOGRAPHY VISCERAL S&I
     75731    ANGIOGRAPHY ADRENAL UNILATERAL S&I
     75733    ANGIOGRAPHY ADRENAL BILATERAL S&I
     75736    ANGIOGRAPHY PELVIC S&I
     75741    ANGIOGRAPHY PULMONARY UNILATERAL S&I
     75743    ANGIOGRAPHY PULMONARY BILATERAL S&I
     75746    ANGIOGRAPHY PULMONARY NON-SELECTIVE S&I
     75756    ANGIOGRAPHY INTERNAL MAMMARY S&I
     75774    ANGIOGRAPHY SELECTIVE EACH ADD'L VESSEL S&I
     75790    ANGIOGRAPHY ARTERIOVENOUS SHUNT S&I
     75801    LYMPHANGIOGRAPHY EXTREMITY UNI S&I
     75803    LYMPHANGIOGRAPHY EXTREMITY BIL S&I
     75805    LYMPHANGIOGRAPHY PELVIS/ABDOMEN UNI S&I
     75807    LYMPHANGIOGRAPHY PELVIS/ABDOMEN BIL S&I
     75809    SHUNTOGRAM (LEVEEN SHUNT) S&I
     75810    SPLENOPORTOGRAPHY S&I

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                   GLOBAL    TECH   PROF
     CODE      EXAM DESCRIPTION                              FEES    FEES   FEES


     75820     VENOGRAPHY EXTREMITY UNILATERAL S&I
     75822     VENOGRAPHY EXTREMITY BILATERAL S&I
     75825     VENOGRAPHY CAVAL INFERIOR WITH SERIAL S&I
     75827     VENOGEAPHY CAVAL SUPERIOR WITH SERIAL S&I
     75831     VENOGRAPHY RENAL UNILATERAL S&I
     75833     VENOGRAPHY RENAL BILATERAL S&I
     75840     VENOGRAPHY ADRENAL UNILATERAL S&I
     75842     VENOGRAPHY ADRENAL BILATERAL S&I
     75860     VENOGRAPHY SINUS/JUGULR S&I
     75870     VENOGRAPHY SAGITTAL SINUS S&I
     75872     VENOGRAPHY EPIDURAL S&I
     75880     VENOGRAPHY ORBITAL S&I
     75885     PERCUTANEOUS TRANSHEPATIC W/HEMO S&I
     75887     PERCUTANEOUS TRANSHEPATIC WO/HEMO S&I
     75889     HEPATIC VENOGRAPHY W/HEMO S&I
     75891     HEPATIC VENOGRAPHY WO/HEMO S&I
     75893     VENOUS SAMPLING WO/ANGIOGRAPHY
     75894     TRANSCATHETER THERAPY EMBOLIZATION S&I
     75896     TRANSCATHETER THERAPY INFUSION S&I
     75898     TRANSCATHETER ANGIOGRAM F/U STUDY
     75900     ARTERIAL CATHETER EXCHANGE
     75940     PERCUTANEOUS PLACE IVC FILTER S&I
     75960     TRANSCATHETER INTRODUCTION S&I
     75961     TRANSCATHETER RETRIEVAL S&I
     75962     TRANSLUM ANGIOPLASTY PERIPHERAL ARTERY S&I
     75964     TRANSLUM ANGIOPLASTY ADD'L PERIPH ART S&I
     75966     TRANSLUM ANGIOPLASTY VISCERAL ART S&I
     75968     TRANSLUM ANGIOPLASTY ADD'L VISCERAL ART S&I
     75970     TRANSCATHETER BIOPSY S&I
     75978     TRANSLUMINAL ANGIOPLASTY, VENOUS S&I
     75980     TRANSHEPATIC BILIARY DRAINAGE S&I
     75982     PLACE DRAINAGE CATHETER S&I
     75984     DRAINAGE CATHETER CHANGE S&I
     75989     ABSCESS DRAINAGE GUIDANCE S&I
     75992     TRANSLUM ATHERCTOMY, PERIPH ART S&I
     75993     TRANSLUM ATHERCTOMY, ADDL PERIPH S&I
     75994     TRANSLUM ATHERCTOMY, RENAL ART S&I
     75995     TRANSLUM ATHERCTOMY, VICERAL ART S&I
     75996     TRANSLUM ATHERCTOMY, ADD'L VICERAL S&I
     76000     FLUOROSCOPY
     76001     FLUOROSCOPY, PHYSICIAN ASSIST
     76003     FLUOROSCOPY, NEEDLE LOCATION
     76010     FB LOCALIZATION NOSE-TO-RECTUM, CHILD
     76020     BONE AGE STUDY
     76040     BONE LENGTH, ORTHOROENTGENO/SCANOGRAM
     76061     BONE (OSSEOUS) SURVEY LTD
     76062     BONE (OSSEOUS) SURVEY COMPLETE

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                      GLOBAL TECH   PROF
     CODE      EXAM DESCRIPTION                                 FEES FEES   FEES

     76065     BONE SURVEY INFANT
     76066     JOINT SURVEY 1+JOINTS 1VW
     76070     CT BONE DENSITY STUDY
     76075     DUAL XRAY ABSORB (DEXA), BONE DENSITY STUDY
     76080     FISTULA/SINUS STUDY S&I
     76086     MAMMARY DUCTOGRAM 1DUCT S&I
     76088     MAMMARY DUCTOGRAM 2+DCT S&I
     76090     MAMMOGRAPHY UNILATERAL
     76091     MAMMOGRAPHY BILATERAL
     76092     MAMMOGRAPHY BILATERAL (SCREENING)
     76095     STEREO LOCALIZATION, BREAST BIOPSY, S&I
     76096     BREAST MASS LOCALIZATION PREOP
     76098     BREAST SURGICAL SPECIMEN
     76100     TOMOGRAPHY BODY SECTION 1PLANE
     76101     LAMINOGRAGRAPHY UNILATERAL
     76102     LAMINOGRAPHY BILATERAL
     76120     CINERADIOGRAPHY, NON-INCLUDED
     76125     CINERADIOGRAPHY WITH ROUTINE EXAM
     76140     CONSULTION ON X-RAY EXAM
     76150     XERORADIOGRAPHY
     76350     SUBTRACTION WITH CONTRAST STUDY
     76355     CT GUIDE STERIOTACTIC LOCALIZATION
     76360     CT NEEDLE BIOPSY GUIDE S&I
     76365     CT CYST ASPIRATION GUIDE S&I
     76370     CAT SCAN FOR THERAPY GUIDE
     76375     CT 3-D RECONSTRUCTION
     76380     CT 3D RECON LTD/LOCAL F/U
     76400     MRI BONE MARROW BLOOD
     76499     UNLISTED DIAGNOSTIC EXAM
     76506     US BRAIN B-SCAN
     76511     US EYE, A-SCAN
     76512     US EYE, B-SCAN
     76513     US EYE, WATER BATH
     76516     US EYE, A-SCAN BIOMETRY
     76519     US EYE, W/LENS POWER CALCULATION
     76529     US EYE, FOREIGN BODY LOCALIZATION
     76536     US NECK SOFT TISSUE
     76604     US CHEST
     76645     US BREAST(S)
     76700     US ABDOMEN COMPLETE
     76705     US ABDOMEN LTD (1 ORGAN)
     76770     US RETROPERITONEAL RENAL
     76775     US RETROPERI (RENAL) LTD
     76778     US KIDNEY TRANSPLANT
     76800     US SPINAL CANAL & CONTENTS
     76805     US OB COMPLETE - I

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES

     76810     US OB MULTI GESTATE - II
     76815     US OB LTD
     76816     US OB FOLLOW-UP/2ND
     76818     US FETAL BIOPHYSICAL PROFILE
     76825     US FETAL HEART
     76826     US FETAL HEART, F/U
     76827     US DOPPLER FETAL HEART
     76828     US DOPPLER FETAL HEART, F/U
     76830     US TRANSVAGINAL
     76856     US PELVIS NON-OB
     76857     US PELVIS NON-OB LTD/FU
     76870     US TESTICULAR MASS
     76872     US PROSTATE TRANSRECTAL
     76880     US EXTREMITY NON-VASCULAR
     76930     USG PERICARDIOCENTES S&I
     76932     USG ENDOMYOCARD BIO S&I
     76934     USG THORACENTESIS S&I
     76938     USG CYST/RENAL PELVIS ASPIRATION S&I
     76942     USG NEEDLE BIOPSY S&I
     76946     USG AMNIOCENTESIS S&I
     76948     USG OVA ASPIRATION S&I
     76950     USG RADIOTHERAPY, B-SCAN
     76960     USG RADIOTHERAPY, EXCEPT B-SCAN
     76970     US REPEAT
     76975     US GASTROINTESTINAL ENDOSCOPIC, S&I
     76986     US DURING SURGERY
     76999     UNLISTED US PROCEDURE
     78000     THYROID UPTAKE 6 HOUR DETERMINATION
     78001     THYROID UPTAKE MULTI DETERMINATION
     78003     THYROID UPTAKE STIM/SUPPRESS/DISCHARGE
     78006     THYROID SCAN 6 HR UPTAKE
     78007     THYROID SCAN 6&4 HR
     78010     THYROID SCAN
     78011     THYROID SCAN VASCULAR FLOW
     78015     THYROID CARCINOMA LIMITED AREA
     78016     THYROID CARCINOMA ADD'L AREAS
     78017     THYROID CARCINOMA MULTIPLE AREAS
     78018     THYROID CARCINOMA WHOLE BODY
     78070     PARATHYROID IMAGING
     78075     ADRENAL,CORTEX/MEDULLA
     78099     UNLISTED ENDOCRINE EXAM
     78102     BONE MARROW SCAN LIMITED AREA
     78103     BONE MARROW SCAN MULTIPLE AREAS
     78104     BONE MARROW SCAN WHOLE BODY
     78110     PLASMA VOLUME 1 SAMPLE
     78111     PLASMA VOLUME MULTI SAMPLE

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                     GLOBAL  TECH   PROF
     CODE      EXAM DESCRIPTION                                FEES  FEES   FEES

     78120     RED CELL VOL 1 SAMPLE
     78121     RED CELL VOL MULTI SAMPLE
     78122     WHOLE BLOOD VOLUME DETERMINATION
     78130     RED CELL SURVIVAL STUDY
     78135     RED CELL SURVIVAL DIFF'L ORGAN/TISSUE
     78140     LABELED RED CELL SEQUESTRATION
     78160     PLASMA RADIOIRON DISAPPEARANCE RATE
     78162     RADIOIRON ORAL ABSORPTION
     78170     RADIOIRON RED CELL UTILIZATION
     78172     CHELATABLE IRON ESTIMATE
     78185     SPLEEN SCAN W/WO VASCULAR FLOW
     78190     PLATELET SURVIVAL KINETICS
     78191     PLATELET SURVIVAL STUDY
     78195     LYMPHATICS & LYMPH GLANDS
     78199     UNLISTED NM HEMO/RETICULO/LYMPHATIC
     78201     LIVER SCAN
     78202     LIVER SCAN W/VASCULAR FLO
     78205     LIVER SCAN (SPECT)
     78215     LIVER & SPLEEN SCAN
     78216     LIVER & SPLEEN W/VASC FLO
     78220     LIVER FUNCTION STUDY
     78223     HEPATOBILIARY SCAN
     78230     SALIVARY GLAND SCAN
     78231     SALIVARY-PARTOID SERIAL
     78232     SALIVARY GLAND FUNCTION STUDY
     78258     ESOPHAGEAL MOTILITY
     78261     GASTRIC MUCOSA SCAN
     78262     GASTROESOPHAGEAL REFLUX
     78264     GASTRIC EMPTYING STUDY
     78270     VIT B-12 W/O INTRINSIC FACTOR
     78271     VIT B-12 WITH INTRINSIC FACTOR
     78272     VIT B-12 W/WO INTRINSIC FACTOR
     78278     GI ACUTE BLOOD LOSS SCAN
     78282     GI PROTEIN LOSS
     78290     BOWEL SCAN
     78291     PERITONEAL-VENOUS SHUNT PATENCY
     78299     UNLISTED NM GI PROCEDURE
     78300     BONE SCAN LIMITED AREA
     78305     BONE SCAN MULTIPLE AREAS
     78306     BONE SCAN WHOLE BODY
     78315     BONE SCAN 3 PHASE STUDY
     78320     BONE SCAN TOMO SPECT
     78350     BONE MINERAL CONTENT STUDY
     78351     BONE MINERAL CONTENT STUDY, DUAL
     78399     UNLISTED NM MUSCULOSKELETAL
     78414     CENTRAL C-V HEMODYNAMICS

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES

     78428     CARDIAC SHUNT DETECTION
     78445     VASCULAR FLOW STUDY
     78455     VENOUS THROMBOSIS STUDY
     78457     VENOUS THROMBOSIS SCAN UNILATERAL
     78458     VENOUS THROMBOSIS SCAN BILATERAL
     78460     THALLIUM RESTING ONLY
     78461     THALLIUM STRESS
     78464     THALLIUM RESTING WITH TOMOGRAPHIC (SPECT)
     78465     THALLIUM STRESS WITH TOMOGRAPHIC (SPECT)
     78466     MYOCARD INFARCT AVID QUAL/QUAN
     78468     MYOCARD INFARCT AVID EJECT FRAC 1PASS
     78469     MYOCARD INFARCT AVID WITH TOMOGRAPHIC (SPECT)
     78472     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION
     78473     MUGA GATED EQUILIBRIUM WMS+EJECT FRACTION MULTI
     78478     MYOCARDIAL PERFUSION STUDY
     78480     MUGA 1PS WMS+EJECT FRACTION
     78481     CARDIAC BLOOD POOL IMAGE, 1PS WMS+EJECT FRAC
     78483     CARDIAC BLOOD POOL IMAGE, WMS+EJECT FRAC MULTI
     78499     UNLISTED NM CARDIOVASCULAR
     78580     PULMONARY PERFUSION PARTICLE
     78584     PULMONARY PERFUSION PART WITH VENT 1BREATH
     78585     PULMONARY PERFUSION PART REBREATH+WASHOUT
     78586     PULMONARY VENT AEROSOL 1PROJECTION
     78587     PULMONARY VENT AEROSOL MULTIPLE PROJECTIONS
     78591     PULMONARY VENT GAS 1BRE 1PROJECTION
     78593     PULMONARY VENT GAS REBREATH+WASHOUT
     78594     PULMONARY VENT GAS M/BREATH M/PROJECTIONS
     78596     VENTILATION/PERFUSION STUDY
     78599     UNLISTD NM RESPIRATORY
     78600     BRAIN SCAN LTD STATIC
     78601     BRAIN SCAN LTD WITH VASCULAR FLOW
     78605     BRAIN SCAN COMPLETE STUDY
     78606     BRAIN  SCAN VASCULAR FLOW
     78607     BRAIN SCAN TOMOGRAPHIC (SPECT)
     78608     PET BRAIN IMAGING, METABOLIC EVAL
     78609     PET BRAIN IMAGING, PERFUSION EVAL
     78610     BRAIN SCAN VASC FLOW ONLY
     78615     CEREBRAL BLOOD FLOW
     78630     CSF FLOW CISTERNOGRAPHY
     78635     CSF FLOW VENTRICULOGRAPHY
     78645     CSF FLOW SHUNT EVALUATION
     78647     CSF FLOW EVALUATION
     78650     CSF LEAKAGE DETECTION & LOCALIZATION
     78655     RADIONUCLIDE ID OF EYE TUMOR
     78660     RADIONUCLIDE DACRYOCYSTOGRAPHY
     78699     UNLISTED NM NERVOUS SYSTEM

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES


     78700     KIDNEY SCAN STATIC
     78701     KIDNEY SCAN W/VASCULAR FLOW
     78704     KIDNEY SCAN W/FUNCTION STUDY
     78707     KIDNEY SCAN W/FLOW&FUNCTION STUDY
     78710     KIDNEY SCAN (SPECT)
     78715     KIDNEY VASCULAR FLOW ONLY
     78725     KIDNEY FUNCTION STUDY
     78726     KIDNEY FUNCTION STUDY W/PHARMACY
     78727     KIDNEY TRANSPLANT EVALUATION
     78730     URINARY BLADDER RESIDUAL
     78740     URETERAL REFLUX STUDY
     78760     TESTICULAR SCAN
     78761     TESTICULAR W/VASCULAR FLOW
     78799     UNLISTED NM GENITOURINARY
     78800     GALLIUM SCAN TUMOR LIMITED AREA
     78801     GALLIUM SCAN TUMOR MULTIPLE AREAS
     78802     GALLIUM SCAN TUMOR WHOLE BODY
     78803     TUMOR LOCALIZATION (SPECT)
     78805     GALLIUM SCAN ABSCESS LIMITED AREA
     73806     GALLIUM SCAN ABSCESS WHOLE BODY
     78807     RADIONUCLIDE ABSCESS LOCALIZATION, SPECT
     78890     GEN AUTO DATA INTERPRETATION SIMPLE
     78891     GEN AUTO DATA INTERPRETATION COMPLEX
     78990     DIAGNOSTIC RADIONUCLIDE(S)
     78999     UNLISTED NM MISCELLANEOUS
     93875     DOPPLER EXTRACRANIAL ARTERIES
     93880     DUPPLEX SCAN OF EXTRACRANIAL ARTERIES
     93882     F/U OR LIMITED EXTRACRANIAL STUDY
     93886     DOPPLER, INTRACRANIAL ARTERIES
     93888     F/U OR LIMITED INTRACRANIAL STUDY
     93922     DOPPLER U/L EXTREMITY ARTERIES, MULTI LEVEL
     93923     DOPPLER U/L EXTREMITY ARTERIES, MULTI LEVEL
     93924     DOPPLER LOWER EXTREM ARTERIES AT REST
     93925     DUPPLEX SCAN, LOWER EXTREMITY ARTERIES
     93926     F/U OR LIMITED LOWER EXTREMITY STUDY
     93930     DUPPLEX SCAN, UPPER EXTREMITY ARTERIES
     93931     F/U OR LIMITED UPPER EXTREMITY STUDY
     93965     DOPPLER EXTREMITY VEINS
     93970     DUPPLEX SCAN, EXTREMITY VEINS
     93971     F/U OR LIMITED EXTREMITY STUDY
     93975     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, ABDOM
     93976     F/U OR LIMITED VISCERAL STUDY
     93978     DUPLEX SCAN, AORTA, INF VENA CAVA, ILIAC VASC
     93979     F/U OR LIMITED VISCERAL STUDY
     93980     DUPLEX SCAN, ARTERIAL & VENOUS FLOW, PENILE
     93981     F/U OR LIMITED PENILE STUDY

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      EXAM DESCRIPTION                               FEES   FEES   FEES


     19030     IP FOR BREAST X-RAY
     19290     NEEDLE LOCALIZATION WIRE PLACEMENT, BREAST
     19291     ADD'L NEEDLE LOCA WIRE PLACEMENT, BREAST
     20501     IP FOR DIAGNOSTIC SINOGRAM
     21116     IP FOR JAW JOINT X-RAY
     23350     IP FOR SHOULDER X-RAY
     24220     IP FOR ELBOW X-RAY
     25246     IP FOR WRIST X-RAY
     27093     IP FOR HIP X-RAY
     27095     IP FOR HIP X-RAY
     27370     IP FOR KNEE X-RAY
     27648     IP FOR ANKLE X-RAY
     31656     BRONCHOSCOPY, INJECTION FOR X-RAY
     31708     INSTALL AIRWAY CONTRAST DYE
     31710     INSERTION OF AIRWAY CATHETER
     31715     IP FOR BRONCHUS X-RAY
     36005     IP FOR VENOGRAPHY
     36010     PLACE CATHETER, SUP/INF VENA CAVA
     36011     PLACE CATHETER, VENOUS, 1ST ORDER, SELECTIVE
     36012     PLACE CATHETER, VENOUS. 2NO ORDER, SELECTIVE
     36013     PLACE CATHETER, RT HEART/MAIN PULM ARTERY
     36014     PLACE CATHETER, LT/RT PULMONARY ARTERY
     36015     PLACE CATHETER, SEG/SUBSEG PULM ARTERY
     36100     PLACE CATHETER, CARTOID/VETEBRAL ARTERY
     36120     PLACE CATHETER, RETRO BRACHIAL ARTERY
     36140     PLACE CATHETER, EXTREMITY ARTERY
     36145     PLACE CATHETER, ARTERIOVENOUS SHUNT
     36160     PLACE CATHETER, AORTIC, TRANSLUMBAR
     36200     PLACE CATHETER, AORTA
     36215     PLACE CATHETER, ARTERY, 1ST ORDER, THORACIC
     36216     PLACE CATHETER, ARTERY, 2ND ORDER, THORACIC
     36217     PLACE CATHETER, ARTERY, 3RD ORDER, THORACIC
     36218     PLACE CATHETER, ARTERY, ADD'L
     36245     PLACE CATHETER, ARTERY, 1ST ORDER, ABDOMEN
     36246     PLACE CATHETER, ARTERY, 2ND ORDER, ABDOMEN
     36247     PLACE CATHETER, ARTERY, 3RD ORDER, ABDOMEN
     36248     PLACE CATHETER, ARTERY, ADD'L, ABDOMINAL
     36400     VENIPUNCTURE, AGE<3, FEM, JUG/SAG VEIN
     36405     VENIPUNCTURE, AGE<3, SCALP VEIN
     36406     VENIPUNCTURE, AGE<3, OTHER VEIN
     36410     VENIPUNCTURE, CHILD AGE>3, DIAGNOSTIC
     36415     RTNE VENIPUNCTURE OR FINGER/HEAL/EAR STICK
     36500     INSERTION OF CATHETER, VEIN
     38200     IP FOR SPLEEN X-RAY
     38790     IP FOR LYMPHATIC X-RAY
     42550     IP FOR SALIVARY X-RAY

                           PHYSICIAN FEE SCHEDULE FOR 1994
                         GIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      PROCEDURE DESCRIPTION                          FEES   FEES   FEES


     47500     IP FOR PERCU TRANSHEP CHOLANGIOGRAPHY
     47630     BILIARY DUCT STONE EXTRACTION
     50390     NEEDLE ASPIRATION/INJECTION OF RENAL CYST
     50394     IP FOR PYELOGRAPHY
     50684     IP FOR URETEROGRAPH/URETEROPYELOGRAPHY
     50690     IP FOR ILEAL CONDUIT OR URETEROPYELOGRAPHY
     50959     URETERAL ENDO ESTB NEPHRO/PYELO, INSERT NUC MTL
     51600     IP FOR CYSTOGRAPHY/URETHROCYSTOGRAPHY
     51605     IP & CHAIN PLACE, CONT/CHAIN URETHROCYSTO
     51610     IP FOR RETROGRADE URETHROCYSTOGRAPHY
     54230     IP FOR CORPORA CAVEROSOGRAPHY
     55300     VASOTOMY, SEMINAL VESICUL/EPIDIDYMOGRAMS
     58340     IP FOR HYSTEROSALPINGOGRAPHY
     61055     IP FOR CISTERNAL/LATERAL CERVICAL PUNCTURE
     62270     SPINAL FLUID TAP, DIAGNOSTIC
     62284     IP FOR MYELOGRAM
     62290     IP FOR LUMBAR DISKOGRAPHY
     62291     IP FOR CERVICAL DISKOGRAPHY
     68850     CONTRAST IP FOR DACRYOCYSTOGRAPHY

          * Federal Register, Vol. 58, No. 230, December 2, 1993, Part II Department of Health and Human Services, Health Care Financing Administration, 42 CFR Parts 405 and 414 Medicare Program Fee Schedule for Physician's Services for Calendar Year 1994

                                 Attachment C3



            PHYSICIAN FEE SCHEDULE FOR NEW PROCEDURES ADDED IN 1995
                     CIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE      PROCEDURE DISCRIPTION                          FEES   FEES   FEES


     75900     ARTERIAL CATHETER EXCHANGE, S&I
     76093     MRI OF BREAST W/WO, UNILATERAL
     76094     MRI OF BREASTS W/WO, BILATERAL
     76936     USG COMPRESSION REPAIR OF ARTERY
     76941     USG INTRAUTERINE FETAL TRANSFUSION, S&I
     76945     USG CHORIONIC VILLUS SAMPLING, S&I
     78647     CSF TOMOGRAPHIC (SPECT)
     93990     DUPLEX SCAN OF HEMODIALYSIS ACCESS


          * Federal Register, Vol. 59, No. 235, December 8, 1994, Part II Department of Health and Human Services, Health Care Financing Administration, 42 CFR Parts 410 and 414 Medicare Program Fee Schedule for Physician's Services for Calendar Year 1995

            PHYSICIAN FEE SCHEDULE FOR NEW PROCEDURES ADDED IN 1995
                     CIGNA HEALTHCARE OF FLORIDA - TAMPA

                                                                         8/29/95

     CPT                                                    GLOBAL   TECH   PROF
     CODE       EXAM DESCRIPTION                             FEES    FEES   FEES


     75900     ARTERIAL CATHETER EXCHANGE, S&I
     76093     MRI OF BREAST W/WO, UNILATERAL
     76094     MRI OF BREASTS W/WO, BILATERAL
     76936     USG COMPRESSION REPAIR OF ARTERY
     76941     USG INTRAUTERINE FETAL TRANSFUSION, S&I
     76945     USG CHORIONIC VILLUS SAMPLING, S&I
     78647     CSF TOMOGRAPHIC (SPECT)
     93990     DUPLEX SCAN OF HEMODIALYSIS ACCESS


          * Federal Register, Vol. 59, No. 235, December 8, 1994, Part II Department of Health and Human Services, Health Care Financing Administration, 42 CFR Parts 410 and 414 Medicare Program Fee Schedule for Physician's Services for Calendar Year 1995

                                    EXHIBIT 3
                  MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                               ASSESSMENT CRITERIA

                                    MEDICON'TM

                     THE MEDICAL RESOURCE MANAGEMENT COMPANY




























                                                           Revised 11/06/95

                                    MEDICON'TM

                     THE MEDICAL RESOURCE MANAGEMENT COMPANY

                                    EXHIBIT 4
                  MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT

                            CONFIDENTIALITY AGREEMENT
                            -------------------------

THIS CONFIDENTIALITY AGREEMENT (the "Agreement") is entered into between CIGNA HealthCare of Florida, Inc. ("CIGNA") and Medicon, Inc. ( "Medicon" ).

                               W I T N E S S E T H


     WHEREAS, CIGNA and Medicon are entering into an agreement with regard to the provision of radiology services (the "MCA Agreement"); and

     WHEREAS, each of the parties have received or will receive confidential and/or proprietary information in connection with the MCA Agreement; and

     WHEREAS, each of the parties is willing to provide such confidential and/or proprietary information to the other on the condition that such information is protected from unauthorized use and disclosure as provided for in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:

     1. Each party agrees to treat as confidential any information furnished directly or indirectly by either party to the other in connection with
          the MCA Agreement (hereinafter collectively    referred    to    as
          the    "Confidential Information").

     2. For purposes of this Agreement, the Confidential Information shall include, but shall not be limited to, information contained in the books and records of each party and its affiliates, written
          documentation, and computer data.     The Confidential Information
          shall include, but shall not be limited to, information relating to or obtained about (i) the property, financial condition, or operations of the parties or the parties' affiliates; (ii) the parties' or the parties' affiliates' marketing strategy, product designs, prices, customers and plans for development of new products, services or
          programs;    (iii) providers, including provider fee schedules; (iv)
          beneficiaries under the health benefit plans administered by CIGNA or its affiliates, including information regarding eligibility, utilization and any other medical information; (v) meetings with directors, trustees, officers, employees and representatives of each party and its affiliates; (vi) assets, liabilities, agreements, contracts and commitments; (vii) the terms and conditions of the MCA Agreement including financial rates and (viii) all other information which is
          confidential or proprietary in nature.    Confidential Information
          also includes any documents designated and marked as being
          confidential by the disclosing party.     Confidential Information
          shall not include (i) any information which becomes generally available to the public other than as a result of an unauthorized disclosure by a party to this Agreement or its agents; (ii) any information which was available to the receiving party on a non-confidential basis prior to its unauthorized disclosure by a party to this Agreement or its agents; or (iii) information which becomes available on a nonconfidential basis from a third party source provided that such third party source is not bound by a confidentiality agreement.

     3. Each party further agrees that the Confidential Information shall only be disclosed to the officers, employees, representatives and outside consultants of the parties and the parties' affiliates who need to know such Confidential Information in conjunction with the MCA Agreement, to any third parties as required in connection with a party's performance of its obligations under the MCA Agreement and to any other parties to which the party to which the Confidential Information relates consents in writing (the "Authorized Persons"). Each party shall take appropriate action by instruction, agreement or otherwise with the Authorized Persons to satisfy each party's obligations hereunder with respect to the use, security and protection
          of the Confidential Information.    Each party assumes all
          responsibility for any breach of this Agreement by each party's respective Authorized Persons.

     4. In the event that either party is requested or required in any judicial or administrative proceedings to disclose any Confidential Information, the party receiving the request shall provide the other party with prompt notice of such request(s) in order that the other party may have the opportunity to seek an appropriate protective order or such other remedy as is appropriate in such circumstances. In the absence of an appropriate protective order, if, in the opinion of counsel for the party receiving the request to disclose, such party is compelled to disclose such Confidential Information or else stand liable for contempt or suffer possible censure or other penalty or liability, then such party may disclose such Confidential Information without liability to the other party hereunder, but only to the extent legally required.

     5. Upon demand by either party, all Confidential Information, including written notes, photographs, and memoranda, and all copies thereof shall promptly be returned.

     6. The parties realize that any violation of this Agreement by one party will cause irreparable harm to the other party. Each party shall be entitled to injunctive relief in the event of any breach or violation of this Agreement by the other party. Such injunctive relief shall not be the exclusive remedy for any breach of this Agreement but shall be in addition to all other remedies available at law or equity.

     7. This Agreement is assignable only with the prior written consent of both parties.

     8. No amendment or modification of this Agreement will be valid and binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment or modification is sought.

     9. No delay or failure at any time on the part of the parties in exercising any right, power or privilege under this Agreement shall impair any such right, power, or privilege or be construed as a waiver of such right, power or privilege.

     10. The obligations not to disclose and to restrict access to the Confidential Information shall continue during the term of the MCA Agreement and subsequent thereto unless expressly released by both parties in writing.

     11. This Agreement sets forth the entire agreement and understanding between CIGNA and Medicon with respect to the subject matter hereof and supersedes all agreements, writings and discussions between them and with respect to the subject matter prior to the date of execution of this Agreement.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, Medicon and CIGNA have caused this Agreement to be signed by their duly authorized representatives as of the 11/17/95 day of November, 1995.

CIGNA HealthCare of Florida, Inc.  Medicon, Inc.

    /s/ Stephen Harris                 /s/ Lawrence Rubinstein
- ---------------------------------  --------------------------------
By:  Stephen Harris                By:  Lawrence Rubinstein
   ------------------------------     -----------------------------
Its: Vice President and Executive  Its: General Counsel
    -----------------------------      ----------------------------
     Director
    -----------------------------

                                    EXHIBIT 5
                 MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                             PERFORMANCE GUARANTEES

Medicon and CIGNA agree to the following performance definitions, measures, standards, and penalties. For each category described below, performance will be measured and penalties, if any, will be calculated on the basis of CIGNA audits or surveys described in this Exhibit. If Medicon fails to achieve a performance standard set forth below, applicable penalties shall take the form of a reduction in the amounts due Medicon under this Agreement.

I. REPRESENTED PROVIDER NETWORK MAINTENANCE



Performance Guarantee
- ---------------------









Penalty
- -------

          CIGNA HEALTHCARE OF FLORIDA, INC. - TAMPA BAY NETWORK/MEDICON
                       DIAGNOSTIC IMAGING ACCESS STANDARDS

II. REPORTING








III. PAYOR/REFERRING  PHYSICIAN/REPRESENTED   PROVIDER/PARTICIPANT  SATISFACTION
     SURVEYS

IV. CLAIMS PROCESSING


A. Medicon acknowledges that, with respect to some of the entities with which CIGNA or a CIGNA Affiliate holds a Service Agreement (the "Customers"), performance with respect to claims processing is guaranteed, and Medicon agrees to be responsible for or to share in the responsibility for any penalties assessed by the Customers for failure to satisfy any such performance guarantees as more specifically set forth below. The claims processing guarantees delineated in this section IV are applicable to all of Medicon's claims payments to Represented Providers.

EXPECTATIONS FOR PERFORMANCE GUARANTEE PAY-OUT

Shortly after a guarantee period has ended, CIGNA will supply Customers with the pertinent claim processing service results. If performance for claims processing has fallen below the guarantee level, CIGNA or a CIGNA Affiliate will immediately issue a check to the Customer for the relevant claim processing penalty amount.

Once the Customer requirements for pay-out are satisfied, if Medicon contributed to the conduct requiring the pay-out, CIGNA will contact Medicon within twenty days of its issuance of a penalty reimbursement to its Customer. When the performance guarantee penalty was paid due solely to the actions of Medicon, Medicon will reimburse CIGNA for the full performance guarantee amount paid to the Customer. When a performance guarantee penalty was paid in part due to the actions of Medicon and in part due to the actions of CIGNA, Medicon will reimburse CIGNA for part of the performance guarantee penalty amount paid as determined by both parties on a case-by-case basis. CIGNA will provide Medicon with a quarterly report of all performance guarantee penalties for reconciliation.

PERFORMANCE GUARANTEE SERVICES AND STANDARDS AT-A-GLANCE

Below are examples of typical performance guarantees made to Customers. These examples should not be construed as an exhaustive list of claims processing performance guarantees. CIGNA agrees to communicate to Medicon any performance guarantees which are more stringent or which apply different standards from the guarantees described below. Medicon reserves the right to approve whether or not more stringent guarantees or guarantees which are different from those guarantees outlined below shall apply to this Agreement, which approval shall not be unreasonably withheld.

PERFORMANCE GUARANTEE SERVICES AND STANDARDS IN DETAIL

TIME TO PROCESS





FINANCIAL ACCURACY

Guarantee that the financial accuracy of claims payment shall be, measured on an annual basis. Financial accuracy is calculated using audited claim information from claim audits routinely conducted by each claim office and will include audited claim information from all accounts serviced by the claim office. The formula for calculating financial accuracy is the total dollars that would have been paid out if all of the audited claims were paid accurately less the total dollars that were paid incorrectly, including both underpayments and overpayments, divided by the total dollars that would have been paid if all of the audited claims were paid accurately.

DATA INTEGRITY

Guarantee that data integrity (non-financial claim processing accuracy) shall be or greater, measured on an annual basis. Data integrity is calculated using audited claim information from claim audits routinely conducted by each claim office and will include audited claim information from all accounts serviced by the claim office. The formula for calculating data integrity is the total number of claims audited less the total number of audited claims processed with data errors due solely to Medicon, divided by the total number of claims audited. Medicon will audit a statistically valid sample of processed claims, which sample shall include a minimum of ____ of all processed claims, on a quarterly basis. CIGNA may conduct its own such audits at its own expense.

B. The following performance expectations and respective pay-out penalties regarding claims processing are between CIGNA and Medicon only.

REPORTING

Medicon will provide CIGNA with reports on a monthly basis that detail performance against the claims processing guarantees described above. Medicon will be expected to provide a full analysis of any deficiency and plans for correcting the deficiency along with the reports. CIGNA reserves the right to at any time request an audit of the reporting process, or the data collection process from which the report data is compiled, or the claims process itself, by an outside auditor to ensure process and administrative integrity.

V.   START-UP PROVISION

Medicon will be fully obligated to achieve the standards delineated in this Exhibit from the inception of the program for the duration of the Agreement, except that during the first 90 days from program inception, Medicon will not be responsible for any failure to meet such standards to the extent caused by CIGNA's lack of cooperation in program implementation.

                             HMO PROGRAM ATTACHMENT
                                       TO
                  MEDICON DIAGNOSTIC IMAGING SERVICES AGREEMENT
                                  (CAPITATION)
PURPOSE

The terms and provisions of this HMO Program Attachment and the Agreement are applicable to Covered Radiology Services rendered by Medicon's Represented Providers to Participants.

I.   DEFINITIONS

Capitation Payment means a periodic payment for Covered Radiology Services that is made to Medicon for each Participant who is a member of Medicon's Patient Panel.

Medical Director means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

Patient Panel means those Participants who have chosen or have otherwise been assigned to one of Medicon's Represented Providers as the primary source for certain Covered Radiology Services pursuant to a Service Agreement for which Medicon will be reimbursed on a capitated basis.

Point of Service Business means a type of business pursuant to a Service Agreement which allows the Participant to choose a Participating Provider or a non-Participating Provider for Covered Services at the time such services are sought.

Primary Care Physician means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice, pediatrics, obstetrics or gynecology and who has agreed to provide primary care physician services to Participants in accordance with the CIGNA HMO Programs.

Standard Business means a type of business pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in cases of Emergency or with the prior authorization of CIGNA.

II.       PARTIES' OBLIGATIONS

     A. Covered Services

     1. Medicon, through its Represented Providers, shall provide all Covered Radiology Services that are required by Participants in Medicon's Patient Panel in accordance with the terms of this Agreement including this HMO Program

          Attachment. The compensation set forth in this HMO Program Attachment shall be payment in full for such services.

     2. Medicon, through its Represented Providers, shall provide Covered Radiology Services to Participants during regular business hours and any necessary Emergency Covered Radiology Services to Participants on a 24-hour per day, 7-day per week basis.

     3. If during normal business hours, urgent care cases shall be imaged within 24 hours of placement of order. Emergency cases, when ordered during normal business hours, shall be imaged within 4 hours of placement of order.

     4. Medicon, through its Represented Providers, shall provide Covered Radiology Services to all Participants in Medicon's Patient Panel.

B. Capitation Payments

1. On or before the 10th day of each month, CIGNA shall pay Medicon a monthly Capitation Payment for each Participant in Medicon's Patient Panel as set forth in Exhibit A. THE CAPITATION PAYMENT SHALL BE COMPENSATION FOR ALL COVERED RADIOLOGY SERVICES PROVIDED TO PARTICIPANTS IN MEDICON'S
     PATIENT PANEL.

2.

3.

4. Where CIGNA, due to information delays, must make a retroactive addition or deletion to Medicon's Patient Panel, CIGNA shall make a retroactive
     capitation adjustment concurrent therewith.      In those instances where a
     Participant has been retroactively deleted and has received services from Represented Provider after the effective date of deletion but prior to CIGNA informing Medicon of such deletion, Represented Provider may bill participant for such services rendered. Retroactive adjustments may only be made with respect to the sixty (60) day period preceding the date of the adjustment.

5. Any amendments of Capitation Payment rates, whether on an annual basis or upon changes in benefit designs, shall be in accordance with the amendment provisions of this Agreement.

6. In addition to the above-referenced Capitation Payments, Medicon will be paid for any new technologies and procedures using CIGNA's RBRVS schedule currently in effect for the particular service location. Medicon is required to contact CIGNA's national Managed Care Operations office in order to obtain approval of any new technology or procedure. Such new technologies and procedures and associated fees shall be agreed to in
     writing included by amendment to this Agreement.     After sufficient data
     is gathered, these technologies may be included in the capitation rate if
     mutually agreed by the parties.     A listing of new technologies as of the
     date of the signing of this Agreement is set forth in Exhibit D.

7. The financial responsibilities of the parties with respect to both Standard Business and Point of Service Business are set forth in Exhibit E.

C.   Claims Payment/Claim and Encounter Data

     Claims for Covered Radiology Services shall be paid in accordance with the requirements set forth in Exhibit B. Medicon and its Represented Providers shall provide CIGNA with the claim and/or encounter data as required in Exhibit B.

D.   Assignment and Identification of Participants

     Medicon shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Participants as outlined in HMO Programs.

E.   Coordination of Benefits

1. CIGNA, Medicon and Represented Providers agree to cooperate to exchange information relating to coordination of benefits with regard to any Participant for whom Medicon or Represented Providers are providing or arranging services.

2. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Medicon or Represented Providers may bill such claims to the primary payor. Medicon and Represented Providers shall consider any amounts collected from the primary payor and the compensation set forth in this Attachment as payment in full for such Covered Radiology Services rendered. Medicon and Represented Providers shall not seek any additional reimbursement from either Payor or the Participant, including, but not limited to, reimbursement for coinsurance, copayments, or deductibles under either the primary payor's or Payor's plan.

3. When designated Payor is primary under applicable coordination of benefits rules, Medicon and Represented Providers shall consider the compensation set forth in this Attachment as payment in full for Covered Radiology Services rendered to Participants and shall not seek additional reimbursement from any secondary payors.

F.   Reimbursement of CIGNA Expenditures

     CIGNA shall be entitled to recover from Medicon any expenditure reasonably made, or recover any cost reasonably incurred (including any reasonable administrative costs) in providing or arranging to provide any Covered Radiology Services for which Medicon or its Represented Providers were obligated hereunder but did not so provide. Any such expenditures related to provider reimbursement shall not exceed CIGNA's fee-for-service schedule. CIGNA may deduct an amount sufficient to compensate CIGNA for such expenditures and costs from the payments due to Medicon from CIGNA. CIGNA shall provide Medicon with written notice and full disclosure of costs incurred prior to any such deductions. However, wherever reasonably possible, CIGNA shall first notify Medicon of any such failure and of CIGNA's intent to provide or arrange for the Covered Radiology Service. This provision shall survive the termination of this Agreement.

G.   Other Procedures

     Medicon shall be paid for any procedure or service not covered by the Capitation Payments only if approved and reimbursed under the provisions outlined in Section II.B.6 or if CIGNA's authorization is otherwise obtained prior to performance of such procedure or service.

H.   Limitations on Billing Participants

1. Medicon, for itself and on behalf of each Represented Provider, hereby agrees that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall Medicon or any Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse  against Participants or  persons other than CIGNA  or Medicon
     for Covered  Radiology Services.      This provision  shall not  prohibit
     collection of any applicable Copayments, Deductibles or Coinsurance.

2. Medicon further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Participants and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between Medicon or Represented Providers and the Participant or persons acting on the Participant's behalf.

3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen
     (15) days after the applicable state regulatory agency has received written notice of such proposed changes.

I. Utilization Management

     Medicon   shall  perform  and   comply  with  the   Utilization  Management
     requirements set forth in Exhibit C.

J.   Quality Management

     Medicon shall establish, implement and maintain a Quality Management program consistent with NCQA standards and acceptable to CIGNA. Medicon shall report results of said program to CIGNA and Medicon shall audit quality assurance data reported by Represented Providers to verify data accuracy. Scheduling of said reports and audits shall be at times mutually agreed upon by the parties.

K.   Performance Feedback

1. CIGNA may provide feedback to Medicon in a manner intended to help Medicon assess and enhance Represented Providers' performance with regard to quality of care, patient satisfaction and efficient practice.

2. For purposes of providing helpful performance feedback, CIGNA may perform telephone surveys, review medical records, and analyze medical costs of Participants in Medicon's Patient Panel in comparison with physician peers. The results of such activities, if any, will routinely be reported to Medicon.

L.   Financial Reports

1. Medicon shall provide CIGNA's parent, CIGNA Health Corporation, with copies of Medicon's annual audited financial reports, including, but not limited to, Medicon's income statement and balance sheet, and such other financial reports as are reasonably requested by CIGNA Health Corporation.

2. Medicon shall provide written reports to CIGNA's parent, CIGNA Health Corporation, on a quarterly basis and in a format acceptable to CIGNA Health Corporation, which describe Medicon's financial condition as of the end of the preceding quarter. Medicon shall also provide written reports to CIGNA, on a quarterly basis and in a format acceptable to CIGNA, which
     a) identify in the aggregate all payments made to Represented Providers in the preceding quarter for Covered Radiology Services rendered under this Agreement in sufficient detail to determine compliance with Florida Rule 4-
     191.066 F.A.C.; b) identify in the aggregate the reasonably estimated incurred but not yet paid health care costs with respect to the Covered Radiology Services rendered under this Agreement as of the end of the preceding quarter; c) identify in the aggregate the reasonably estimated incurred but not yet reported health care costs with respect to the Covered Radiology Services rendered under this Agreement as of the end of the preceding quarter; and d) provide a breakdown of the ratio of Medicon's expenses for administrative costs and medical costs with respect to Covered Radiology Services rendered under this Agreement in the preceding quarter.

3. Medicon shall notify CIGNA immediately of any of Medicon's payment defaults and shall provide CIGNA with copies of notifications of payment defaults received by Medicon, whether Medicon believes such notification of default is valid or not, with respect to any of Medicon's creditors. Medicon shall arrange with its major lender to require such lender to provide CIGNA with immediate notice of Medicon's default under any obligation with such lender, and such major lender shall provide CIGNA with written confirmation of such arrangement. At the end of each quarter, Medicon's chief financial officer or another individual acceptable to CIGNA shall provide CIGNA with a signed certification to the effect that there are no known events of default with respect to any of Medicon's obligations to any party.

M.   Guarantee of Provision of Covered Radiology Services

     Medicon shall ensure the provision and continuation of Covered Radiology Services to all Participants for whom Capitation Payments have been made hereunder. In order to do so, Medicon agrees to deposit all Capitation Payments received hereunder into a segregated bank account. The funds in such account shall be utilized solely to reimburse Represented Providers for Covered Radiology Services rendered hereunder and to reimburse Medicon for its mutually agreed upon administrative fee. Medicon agrees to maintain at all times in such account adequate funds to cover Medicon's obligations to Represented Providers for the Covered Radiology Services rendered by Represented Providers to Participants under this Attachment. Medicon agrees further to promptly provide CIGNA with copies of all bank statements relating to such account.

     N. Covenant Not To Compete

     Medicon agrees that, for the period of this Agreement and for a period of one year following the date of its termination, neither Medicon nor any person or entity controlled by, controlling or under common control with Medicon, whether directly or indirectly through any present or future affiliates, will solicit any agreement with any employer, insurer, labor union, trust or other organization or entity which had a Service Agreement in effect with CIGNA or a CIGNA Affiliate during the preceding one year period for the provision of the services which are the subject of this Agreement. However, if such employer, insurer, labor union, trust or other organization or entity should withdraw from coverage with CIGNA and assume coverage with another organization with whom Medicon has a agreement, Medicon as part of its obligations under said agreement shall be able and entitled to service those members formerly covered by CIGNA. In the event that this provision is held by a court of law to be unenforceable as to time, then, in that event, the time of the limitation shall be that which the court finds to be enforceable. This provision shall survive the termination of this Agreement.

III. TERMINATION

A. Upon termination of this Agreement in accordance with the terms of Section III.C. of the Agreement, Medicon through its Represented Providers shall continue to provide Covered Radiology Services for specific conditions for which a Participant was under Represented Provider's care at the time of such termination so long as Participant retains eligibility under a Service Agreement, until the earlier of completion of such services, CIGNA's provision for the assumption of such treatment by another provider, or the expiration of ninety (90) days. CIGNA shall compensate Medicon for Covered Radiology Services provided to any such Participant in accordance with the compensation arrangements under this Agreement until ninety (90) days following termination and thereafter compensation for continued services authorized by CIGNA shall be as mutually agreed.

B. Medicon and its Represented Providers have no obligation under this Agreement to provide services to individuals who cease to be Participants.

                                    EXHIBIT A
                      HMO PROGRAM ATTACHMENT - CAPITATION
                           CAPITATION PAYMENT SCHEDULE

Medicon shall receive a Capitation Payment in the amount of per Participant per month ("PMPM"). Such rate shall apply with respect to both Standard Business and Point of Service Business Participants.

Within 90 days of the completion of each calendar year of this Agreement or of the termination date of this Agreement, if terminated, Medicon will prepare and present to CIGNA a detailed accounting with respect to:

     a) all medical service costs for all Covered Radiology Services rendered to Participants by Represented Providers under the terms of this Agreement for the preceding calendar year (the "Actual Medical Service Costs"); and

     b) all mammography service costs (including stereotactic breast biopsies) for all Covered Radiology Services rendered to Participants by Represented Providers under the terms of this Agreement for the preceding calendar year (the "Actual Mammography Service Costs.")

                                    EXHIBIT B
                      HMO PROGRAM ATTACHMENT - CAPITATION
                         CLAIMS PAYMENT RESPONSIBILITIES

Medicon shall administer claims for Covered Radiology Services rendered by Represented Providers in accordance with this Exhibit and the terms of the Agreement.

1. Medicon shall administer all claims for Covered Radiology Services in accordance with CIGNA's claims administration standards and any other standards set forth in applicable laws and regulations, including, but not limited to, ERISA. Medicon agrees to pay Represented Providers for non-capitated Covered Radiology Services within thirty (30) days of receipt by Medicon of a properly completed bill for Covered Radiology Services. CIGNA may withhold all or a portion of Medicon's Capitation Payment if Medicon repeatedly fails to reimburse Represented Providers as stipulated in agreements between Medicon and said providers. Medicon's obligations with regard to the administration and payment of claims for Covered Radiology Services set forth herein shall survive the termination of this Agreement with respect to any Covered Radiology Services rendered by Represented Providers during the term of this Agreement and with respect to any Covered Radiology Services Represented Providers are obligated by this Agreement to provide after termination of this Agreement.

2. If capitated payment is made to Represented Providers, such payment shall be made on or before the 15th business day of each month.

3. With reasonable notice, Medicon agrees to allow CIGNA representatives to conduct on-site reviews of Medicon's claims administration facilities. Such reviews shall be for the sole purpose of evaluating Medicon's performance against CIGNA's claims administration standards and to ascertain the quality and timeliness of Medicon's claims processing. Medicon agrees to correct any deficiencies detected during such reviews within sixty (60) days of CIGNA's submission of a written report detailing such deficiencies.

4.   Medicon  shall be  responsible for  the  production of  all applicable  tax
     reporting  documents       (e.g., 1099s)  for  Represented Providers.  Such
     documents shall be produced in a format and within the timeframes set forth in applicable state and federal laws and/or regulations.

5. Medicon shall produce explanations of payments for Represented Providers. Such explanations of payments shall be in a format and contain data elements acceptable to CIGNA.

6. Medicon shall develop and deliver training programs for Represented Providers which outline Medicon's billing and payment processes. Medicon shall make best efforts to ensure that Represented Providers avoid submitting claims to CIGNA for those Covered Radiology Services rendered to Participants for whom Medicon has been delegated claims payment responsibility.

7. Medicon or its Represented Providers shall provide CIGNA with encounter data on a monthly basis showing all services provided to each Participant for whom Medicon receives Capitation Payments. Such encounter data shall be submitted in accordance with applicable HMO Programs and in a format
     acceptable to CIGNA.       CIGNA shall provide Medicon  with specifications
     regarding its desired format and will work with Medicon regarding any systems conflicts in adapting the desired format. CIGNA may elect to withhold payment of Medicon's compensation if Medicon fails to submit encounter data in accordance with this Agreement.

8. CIGNA or Payor shall have final decision making authority with regard to all appeals of claims determinations hereunder.

                                    EXHIBIT C
                      HMO PROGRAM ATTACHMENT - CAPITATION
                             UTILIZATION MANAGEMENT

1. Medicon will establish a utilization management program (the" UM Program") acceptable to CIGNA and in accordance with NCQA standards. Medicon's UM Program shall seek to assure that health care services provided to Participants are Medically Necessary and will include, but not be limited to the following: distributing reports to all Represented Providers and selected referring physicians as well as conducting physician-to-physician meetings to Medicon shall maintain any licensure required in connection with its UM Program activities and its UM Program shall comply with all requirements of applicable laws.

2.   Medicon shall prepare such periodic reports as are reasonably    requested
     by CIGNA relating to its UM Program activities in a    format acceptable to
     CIGNA. Any request outside of Medicon's      usual and customary reports
     will be paid for by CIGNA at a     mutually agreed upon price.

3. Medicon shall not materially modify its UM Program activities without CIGNA's prior approval.

4. CIGNA shall have the right to audit Medicon's UM Program activities upon reasonable prior notice. Medicon shall cooperate with any such audits.

5. Medicon shall, in coordination with and with the prior approval of CIGNA, consult with Represented Providers with for the purpose of enhancing efficiency and cost effectiveness in the delivery of Covered Radiology Services. The first such consultation shall occur during the second half of the first year of this Agreement and shall be conducted by physicians employed by Medicon at Medicon's sole expense. Scheduling shall be at times mutually agreed upon by CIGNA, Medicon and the Represented Provider. CIGNA and Medicon shall jointly conduct consultations provided, however, that Medicon additionally agrees to make Medicon physicians available by telephone and/or through written correspondence to CIGNA and Represented Providers to review, discuss and/or make determinations regarding utilization of imaging services. Medicon expressly grants permission to CIGNA to access and use all information gathered by Medicon for this purpose.

6. The parties acknowledge and agree that CIGNA or Payor shall have final decision making authority with regard to appeals of utilization management decisions.

7.   Medicon's UM Program must be in writing and include the following:

     a)   policies/procedures   to   evaluate  Medical   Necessity,   nationally
          recognized and locally approved criteria and information sources and a process to review and approve services;

     b) a mechanism to periodically update the UM Program and the policies and procedures to implement such update; and

     C)   evidence of approval of Medicon's UM Program by its governing body.

8. Medicon shall utilize a licensed physician to oversee its UM Program and shall utilize only appropriately qualified personnel, as determined by CIGNA, in connection with its UM Program activities, including, but not limited to, use of a licensed physician to conduct medical review on any denial and use of a board certified specialist to determine Medical Necessity and the preparation of documentation to support the decision.

9. Medicon's written decision protocols shall be based on available reasonable medical evidence and such evidence shall indicate that:

     appropriate criteria is clearly documented and communicated to physicians and available to physicians upon request;

     a mechanism is present for checking the consistency of application of criteria across reviewers; and

     a mechanism is present for updating review criteria periodically.

10.  Medicon   shall   document   pertinent   clinical   information   including
     consultations with the treating physician.

11. Medicon shall notify CIGNA of denials and the reason for the decision within 24 hours. Denials shall be clearly documented to include the following:

     who recommended denial and why; and

     that an explanation has been provided to the Participant in writing with an explanation of how to file an appeal.

12. Medicon shall maintain a written policy to make decisions in a timely manner to include the following: Maximum time frames that meet all applicable legal requirements;



 A mechanism to document timeliness of decisions as follows:

     Documentation to show that emergent requests are responded to within

     Documentation to show that urgent requests are responded to within and

     Documentation to show that routine requests are responded to within

                                    EXHIBIT D
                      HMO PROGRAM ATTACHMENT - CAPITATION
                                NEW TECHNOLOGIES

                   Cigna HealthCare of Florida, Inc. - Tampa.

                                   Exhibit D

                                New Technologies

                   Cigna HaalthCare of Florida, Inc. - Tampa
                                    Exhibit D
                                New Technologies

              PROVIDER APPEAL PROCESS - NON-QUALITY OF CARE ISSUES

             (Applies to Both Contracted & Non-Contracted Providers)

 Examples:
          Noncompliance with Healthplan P&P' s
          Contractual disputes
          Denial of payments
     -    Recredentialing decisions which could be non-quality of care related

  Provider forwards written complaint to Healthplan Medical Director who was not involved in the initial decision to deny payment or term provider

        Medical Director reviews complaint and responds within 30 days,
                        ADVISES PROVIDER OF APPEAL RIGHT

   If provider remains dissatisfied with the decision, submits written appeal request to the PROVIDER APPEALS COUNCIL ATTENTION OF: JONATHAN KAPLAN, MD
                      (Medical Director & Chairman of PAC)

         Provider appeals council reviews and responds within 90 days,
                     ADVISES PROVIDER OF NEXT APPEAL LEVEL.

If provider remains dissatisfied, submits written request for ARBITRATION to the
                                   Healthplan.


Healthplan Risk Management Department arranges Arbitration Hearing in accordance with American Arbitration Association rules. Risk Management Department acts as
                Healthplan representative at Arbitration Hearing.

  Arbitor conducts hearing and renders final decision. This decision is binding for both Healthplan and Provider under contractual language.

          PHYSICIAN MAY STILL FILE SUIT THAT WOULD BE HEARD THROUGH THE
                              JURISPRUDENCE SYSTEM

                                    EXHIBIT E
                      HMO PROGRAM ATTACHMENT - CAPITATION
                               RESPONSIBILITY GRID

The following grid sets forth the parties' financial responsibilities with respect to both Standard Business and Point of Service Business:














CIGNA agrees to assist Medicon in those instances where Participating Providers refer patients to radiologists who do not participate with Medicon and CIGNA. This will take the form of education and formal sanction as per mutual agreement between CIGNA and Medicon, which agreement will not be unreasonably withheld.